                                                                    EXHIBIT 10.4

                                 ALLERGAN, INC.

                          EMPLOYEE STOCK OWNERSHIP PLAN

RESTATED
2005

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                                TABLE OF CONTENTS

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ARTICLE I
INTRODUCTION.............................................................     1
1.1   Plan Name..........................................................     1
1.2   Plan Purpose.......................................................     1
1.3   Effective Date of 2005 Restated Plan...............................     1
1.4   Amendments to Plan.................................................     1
1.5   Plan Qualification.................................................     2

ARTICLE II
DEFINITIONS..............................................................     3
2.1   Affiliated Company.................................................     3
2.2   Beneficiary........................................................     3
2.3   Board of Directors.................................................     3
2.4   Break in Service...................................................     3
2.5   Code...............................................................     3
2.6   Committee..........................................................     3
2.7   Company............................................................     3
2.8   Company Stock......................................................     3
2.9   Compensation.......................................................     3
2.10  Credited Service...................................................     5
2.11  Disability.........................................................     6
2.12  Effective Date.....................................................     6
2.13  Eligible Employee..................................................     6
2.14  Eligible Retirement Plan...........................................     7
2.15  Eligible Rollover Distribution.....................................     7
2.16  Employee...........................................................     7
2.17  Employment Commencement Date.......................................     8
2.18  ERISA..............................................................     8
2.19  ESOP Account.......................................................     8
2.20  Exempt Loan........................................................     8
2.21  Exempt Loan Suspense Subfund.......................................     8
2.22  415 Suspense Account...............................................     9
2.23  Highly Compensated Employee........................................     9
2.24  Hour of Service....................................................    10
2.25  Investment Manager.................................................    10
2.26  Leased Employee....................................................    10
2.27  Leave of Absence...................................................    10
2.28  Normal Retirement Age..............................................    11
2.29  Participant........................................................    11
2.30  Period of Severance................................................    11
2.31  Plan...............................................................    11
2.32  Plan Administrator.................................................    11
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                                TABLE OF CONTENTS

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2.33  Plan Year..........................................................    11
2.34  Reemployment Commencement Date.....................................    12
2.35  Severance..........................................................    12
2.36  Severance Date.....................................................    12
2.37  Sponsor............................................................    13
2.38  Trust..............................................................    13
2.39  Trust Agreement....................................................    13
2.40  Trustee............................................................    13
2.41  Valuation Date.....................................................    13

ARTICLE III
ELIGIBILITY AND PARTICIPATION............................................    14
3.1   Participation......................................................    14
3.2   Duration of Participation..........................................    14
3.3   Participation after Reemployment...................................    14
3.4   Participation After Normal Retirement Age..........................    14

ARTICLE IV
CONTRIBUTIONS AND ALLOCATION TO ACCOUNTS.................................    15
4.1   Contributions to the Trust Fund....................................    15
4.2   Allocation of Contributions to Trust Fund..........................    15
4.3   Forfeitures........................................................    17
4.4   Employee Contributions and Rollovers...............................    17

ARTICLE V
VESTING AND DISTRIBUTIONS................................................    18
5.1   No Vested Rights Except as Herein Specified........................    18
5.2   Vesting............................................................    18
5.3   Severance When Less Than Fully Vested..............................    18
5.4   Distribution upon Severance........................................    19
5.5   Distribution upon Death............................................    19
5.6   Distribution upon Disability.......................................    20
5.7   Withdrawal upon Age 59-1/2.........................................    20
5.8   Designation of Beneficiary.........................................    20
5.9   Form of Distribution...............................................    21
5.10  Distribution Rules.................................................    22
5.11  Put Option for Company Stock Allocated to ESOP Accounts............    25
5.12  Diversification Rule...............................................    28
5.13  Lapsed Benefits....................................................    30
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                                TABLE OF CONTENTS

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ARTICLE VI
TRUST FUND AND INVESTMENTS...............................................    32
6.1   General............................................................    32
6.2   Single Trust.......................................................    32
6.3   Investment of the Trust............................................    32
6.4   Certain Offers for Company Stock...................................    34
6.5   Securities Law Limitation..........................................    38
6.6   Accounting and Valuations..........................................    39
6.7   Dividends..........................................................    40
6.8   Non-Diversion of Trust Fund........................................    42
6.9   Company, Committee and Trustee Not Responsible for Adequacy of
      Trust Fund.........................................................    42
6.10  Distributions......................................................    42
6.11  Taxes..............................................................    43
6.12  Trustee Records to be Maintained...................................    43
6.13  Annual Report of Trustee...........................................    43
6.14  Appointment of Investment Manager..................................    44

ARTICLE VII
OPERATION AND ADMINISTRATION.............................................    45
7.1   Appointment of Committee...........................................    45
7.2   Appointment of Investment Subcommittee.............................    45
7.3   Transaction of Business............................................    45
7.4   Voting.............................................................    46
7.5   Responsibility of Committees.......................................    46
7.6   Committee Powers...................................................    48
7.7   Additional Powers of Committee.....................................    48
7.8   Investment Subcommittee Powers.....................................    48
7.9   Periodic Review of Funding Policy..................................    49
7.10  Claims Procedures..................................................    49
7.11  Appeals Procedures.................................................    50
7.12  Limitation on Liability............................................    51
7.13  Indemnification and Insurance......................................    51
7.14  Compensation of Committees and Plan Expenses.......................    51
7.15  Resignation........................................................    51
7.16  Voting of Company Stock............................................    52
7.17  Reliance Upon Documents and Opinions...............................    54

ARTICLE VIII
AMENDMENT AND ADOPTION OF PLAN...........................................    55
8.1   Right to Amend Plan................................................    55
8.2   Adoption of Plan by Affiliated Companies...........................    55
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ARTICLE IX
DISCONTINUANCE OF CONTRIBUTIONS..........................................    56

ARTICLE X
TERMINATION AND MERGER...................................................    57
10.1  Right to Terminate Plan............................................    57
10.2  Effect on Trustee and Committee....................................    57
10.3  Merger Restriction.................................................    57
10.4  Effect of Reorganization, Transfer of Assets or Change in Control..    57

ARTICLE XI
LIMITATION ON ALLOCATIONS................................................    61
11.1  General Rule.......................................................    61
11.2  Annual Additions...................................................    61
11.3  Other Defined Contribution Plans...................................    62
11.4  Adjustments for Excess Annual Additions............................    62
11.5  Compensation.......................................................    62
11.6  Treatment of 415 Suspense Account Upon Termination.................    63

ARTICLE XII
TOP-HEAVY RULES..........................................................    65
12.1  Applicability......................................................    65
12.2  Definitions........................................................    65
12.3  Top-Heavy Status...................................................    66
12.4  Minimum Contributions..............................................    67
12.5  Minimum Vesting Rules..............................................    68
12.6  Non-Eligible Employees.............................................    68

ARTICLE XIII
RESTRICTION ON ASSIGNMENT OR OTHER ALIENATION OF PLAN BENEFITS...........    69
13.1  General Restrictions Against Alienation............................    69
13.2  Qualified Domestic Relations Orders................................    69

ARTICLE XIV
MISCELLANEOUS PROVISIONS.................................................    72
14.1  No Right of Employment Hereunder...................................    72
14.2  Limitation on Company Liability....................................    72
14.3  Effect of Article Headings.........................................    72
14.4  Gender.............................................................    72
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                                TABLE OF CONTENTS

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14.5  Interpretation.....................................................    72
14.6  Withholding For Taxes..............................................    72
14.7  California Law Controlling.........................................    72
14.8  Plan and Trust as One Instrument...................................    72
14.9  Invalid Provisions.................................................    73
14.10 Counterparts.......................................................    73
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                                        v

                                 ALLERGAN, INC.
                          EMPLOYEE STOCK OWNERSHIP PLAN

                                    ARTICLE I
                                  INTRODUCTION

     1.1 Plan Name. This document, made and entered into by Allergan, Inc., a Delaware corporation ("Allergan"), amends and restates in its entirety the Allergan, Inc. Employee Stock Ownership Plan (Restated 2003) and shall be known hereafter as the "Allergan, Inc. Employee Stock Ownership Plan (Restated 2005)."

     1.2 Plan Purpose. The purpose of the Allergan, Inc. Employee Stock Ownership Plan (Restated 2005), hereinafter referred to as the "Plan," is to offer Participants a systematic program for accumulation of beneficial ownership interests in Company Stock and to encourage and develop employee interest and involvement in the Company. Through the beneficial ownership of Company Stock, enhanced by means of possible debt financed acquisition of Company Stock, Allergan intends to provide Participants with a meaningful voice in matters affecting both it and Participants as shareholders. In order to accomplish these objectives, the Plan is expressly authorized and directed to acquire and hold Company Stock as its primary investment. All assets acquired under the Plan shall be administered, distributed, forfeited and otherwise governed by the provisions of the Plan, which is to be administered by the Committee for the exclusive benefit of Participants in the Plan and their Beneficiaries.

     1.3 Effective Date of 2005 Restated Plan. The Effective Date of this amended and restated Plan shall be January 1, 2005 unless otherwise specified in the Plan. The provisions of this Plan document apply generally only to Employees who have completed at least one (1) Hour of Service for Allergan or any Affiliated Companies on or after January 1, 2005 and the rights and benefits, if any, of Employees or Participants whose employment with Allergan or any Affiliated Companies terminated prior to January 1, 2005 shall be determined in accordance with the provisions of the Plan then in effect unless otherwise provided herein and subject to any modification provided herein that may affect the holding or distribution of Participants' Accounts.

     1.4 Amendments to Plan. The Plan has been amended from time to time since its Original Effective Date of July 26, 1989 to reflect changes in the Plan's operations and applicable law including, but not limited to, the following:

          (a) Effective March 28, 2005, the Plan's mandatory distribution rule shall apply to Accounts, the vested portions of which, do not exceed $1,000. The Plan document also incorporates the amendments made under the First, Second, and Third Amendments to the Plan (Restated 2003).

          (b) Effective January 1, 2003, participation in the Plan was limited to those Employees who were Participants in the Plan as of December 31, 2002. The Plan was also amended as necessary to comply with applicable law and to incorporate the amendments made under the First and Second Amendments to the Plan (Restated 2001).

          (c) Effective June 29, 2002, in connection with the distribution of the stock of Advanced Medical Optics, Inc. ("AMO") by Allergan to its stockholders (i) AMO Employees (as defined in Section 2.16) ceased to be "Eligible Participants" (as defined in Section 4.2(d)) and shall not be eligible to receive allocations of Company contributions or forfeitures pursuant to Section 4.2 and Section 4.3, respectively or any allocations of unallocated assets pursuant to Section 10.1 upon termination of the Plan,
     (ii) the assets and liabilities attributable to the Accounts of "AMO Employees" shall be transferred to the Advanced Medical Optics, Inc. 401(k) Plan, a qualified profit sharing plan with a qualified cash or deferred arrangement, in accordance with Code Section 414(l), Regulation Section 1.414(1)-1, and Section 208 of ERISA, (iii) the AMO stock received with respect to Company Stock allocated to Participants' ESOP Accounts shall be held in a separate investment fund established by the Committee pursuant to
     Section 6.3(c) and Participants shall have subaccounts under the Plan corresponding to their interest in such investment fund, and (iv) the AMO stock received with respect to Company Stock held in the Exempt Loan Suspense Subfund or Company Stock not yet allocated to Participants' ESOP Accounts shall be applied or retained as determined by the Committee in accordance with Section 6.7(b).

     1.5 Plan Qualification. The Plan is an employee benefit plan that is intended to qualify under Code Section 401(a) as a qualified stock bonus plan and under Code Section 4975(e)(7) as an employee stock ownership plan. The Plan's last determination letter was issued by the Internal Revenue Service on March 7, 2003 with respect to the Allergan, Inc. Employee Stock Ownership Plan (Restated 2003) and its compliance with the changes to the qualification requirements made by the Uruguay Round Agreements Act (GATT), the Uniformed Services Employment and Reemployment Rights Act of 1994, the Small Business Job Protection Act of 1996, the Taxpayer Relief Act of 1997, the Internal Revenue Service Restructuring and Reform Act of 1998, and the Community Renewal Tax Relief Act of 2000. It is intended that the Economic Growth and Tax Relief Reconciliation Act of 2001 ("EGTRRA") provisions of the Plan are to be regarded as good faith compliance with the requirements of EGTRRA and are to be construed in accordance with EGTRRA and guidance issued thereunder.

                                   ARTICLE II
                                   DEFINITIONS

     2.1. Affiliated Company. "Affiliated Company" shall mean (i) any corporation, other than the Sponsor, which is included in a controlled group of corporations (within the meaning of Code Section 414(b)) of which the Sponsor is a member, (ii) any trade or business, other than the Sponsor, which is under common control (within the meaning of Code Section 414(c)) with the Sponsor,
(iii) any entity or organization, other than the Sponsor, which is a member of an affiliated service group (within the meaning of Code Section 414(m)) of which the Sponsor is a member, and (iv) any entity or organization, other than the Sponsor, which is affiliated with the Sponsor under Code Section 414(o). An entity shall be an Affiliated Company pursuant to this Section only during the period of time in which such entity has the required relationship with the Sponsor under clauses (i), (ii), (iii) or (iv) of this Section after the Original Effective Date of the Plan.

     2.2. Beneficiary. "Beneficiary" or "Beneficiaries" shall mean the person or persons last designated by a Participant as set forth in Section 5.8 or, if there is no designated Beneficiary or surviving Beneficiary, the person or persons designated pursuant to Section 5.8 to receive the interest of a deceased Participant in such event.

     2.3. Board of Directors. "Board of Directors" shall mean the Board of Directors of the Sponsor (or its delegate) as it may from time to time be constituted.

     2.4. Break in Service. "Break in Service" shall mean, with respect to an Employee, each period of 12 consecutive months during a Period of Severance that commences on the Employee's Severance Date or on any anniversary of such Severance Date.

     2.5. Code. "Code" shall mean the Internal Revenue Code of 1986 and the regulations thereunder. Reference to a specific Code Section shall be deemed also to refer to any applicable regulations under that Section, and shall also include any comparable provisions of future legislation that amend, supplement or supersede that specific Section.

     2.6. Committee. "Committee" shall mean the committee appointed under the provisions of Section 7.1.

     2.7. Company. "Company" shall mean collectively the Sponsor and each Affiliated Company that adopts the Plan in accordance with Section 8.2.

     2.8. Company Stock. "Company Stock" shall mean any class of stock of the Sponsor which both constitutes "qualifying employer securities" as defined in
Section 407(d)(5) of ERISA and "employer securities" as defined in Code Section 409(1).

     2.9. Compensation. "Compensation" shall mean the following:

          (a) Compensation shall include amounts paid during a Plan Year to a Participant by the Company for services rendered, including base earnings, commissions and similar incentive compensation, cost of living allowances earned within the United States of America, holiday pay, overtime earnings, pay received for election board duty, pay received for jury and witness duty, pay received for military service (annual training), pay received for being available for work, if required (call-in premium), shift differential and premium, sickness/accident related pay, vacation pay (other than as excluded in paragraph (c) below), vacation shift premium, and bonus amounts paid under the (i) Sales Bonus Program, (ii) Management Bonus Plan or Executive Bonus Plan, either in cash or in restricted stock, and (iii) group performance sharing payments, such as the "Partners for Success."

          (b) Compensation shall include amounts of salary reduction elected by a Participant under a Code Section 401(k) cash or deferred arrangement or a Code Section 125 cafeteria plan.

          (c) Compensation shall not include business expense reimbursements; Company gifts or the value of Company gifts; Company stock related options and payments; employee referral awards; flexible compensation credits paid in cash; special overseas payments, allowances and adjustments including, but not limited to, pay for cost of living adjustments and differentials paid for service outside of the United States, expatriate reimbursement payments, and tax equalization payments; forms of imputed income; long-term disability pay; payment for loss of Company car; Company car allowance; payments for patents or for writing articles; relocation and moving expenses; retention and employment incentive payments; severance pay; long-term incentive awards, bonuses or payments; "Impact Award" payments; "Employee of the Year" payments; "Awards for Excellence" payments; "Hidden Gem Award" payments; special group incentive payments and individual recognition payments which are nonrecurring in nature; tuition reimbursement; lump sum amounts paid to Employees under the Company's vacation buy-back policy on or after October 1, 2004; and contributions by the Company under the Plan or distributions hereunder, any contributions or distributions pursuant to any other plan sponsored by the Company and qualified under Code Section 401(a) (other than contributions constituting salary reduction amounts elected by the Participant under a Code Section 401(k) cash or deferred arrangement), any payments under a health or welfare plan sponsored by the Company, or premiums paid by the Company under any insurance plan for the benefit of Employees.

          (d) Compensation for any Plan Year shall not include amounts in excess of $210,000, as adjusted for cost-of-living increases in accordance with Code Section 401(a)(17)(B) for purposes of determining all benefits provided under the Plan for any Plan Year. Any cost-of-living adjustments in effect for a calendar year shall apply to the Plan Year beginning with or within such calendar year.

          (e) Notwithstanding the foregoing, for purposes of applying the provisions of Articles XI and XII, a Participant's Compensation shall be determined pursuant to the definition of "Compensation" as set forth in
     Section 11.5 or 12.2(i), as the case may be.

     2.10. Credited Service. "Credited Service" shall mean, with respect to each Employee, his or her years and months of Credited Service determined in accordance with the following rules:

          (a) In the case of any Employee who was employed by the Company on the Original Effective Date, for the period prior to such Effective Date such Employee shall be credited with Credited Service under the Plan equal to the period (if any) of uninterrupted employment of such Employee with the Company up to and including the day before the Original Effective Date. For purposes of this paragraph (a), such a period of pre-Effective Date employment shall not be deemed to have been interrupted by reason of (i) any break in or interruption of employment which continued for less than one year, or (ii) any Leave of Absence granted to such Employee under applicable Company policies regarding Leaves of Absence.

          (b) On and after the Effective Date, an Employee shall receive Credited Service credit for the elapsed period of time between each Employment Commencement Date (or Reemployment Commencement Date) of the Employee and the Severance Date which immediately follows that Employment Commencement Date (or Reemployment Commencement Date). Solely for the purpose of determining an Employee's Credited Service under this paragraph
     (b), in the case of an Employee who is employed on the Effective Date, that date shall be deemed to be an Employment Commencement Date of the Employee (with service credit for periods prior to the Effective Date to be determined under paragraph (a) above). An Employee who is absent from work on an authorized Leave of Absence shall be deemed to have incurred a Severance (if any) in accordance with the rules of Section 2.35.

          (c) An Employee shall receive Credited Service credit for periods between a Severance and his or her subsequent Reemployment Commencement Date in accordance with the following rules:

               (i) If an Employee incurs a Severance by reason of a quit, discharge or retirement (other than such a Severance occurring during an approved Leave of Absence, which situation is covered under the provisions of subparagraph (ii) below), and the Employee is later reemployed by the Company prior to his or her incurring a Break in Service, he or she shall receive Credited Service for the period commencing with his or her Severance Date and ending with his or her subsequent Reemployment Commencement Date.

               (ii) If an Employee is on an approved Leave of Absence and then incurs a Severance by reason of a quit, discharge or retirement during the Leave of Absence, or a failure to return to work as scheduled following such Leave, and such Employee is later reemployed by the Company within 12 months of the date on which he or she discontinued active employment and commenced such Leave, he or she shall receive Credited Service for the period commencing with his or her Severance Date and ending with his or her subsequent Reemployment

          Commencement Date. For such purposes an Employee shall be deemed to have incurred a Severance (if any) in accordance with the rules of
          Section 2.35.

               (iii) Other than as expressly set forth above in this paragraph
          (c), an Employee shall receive no Credited Service with respect to periods between a Severance and a subsequent Reemployment Commencement Date.

          (d) For all purposes of the Plan, an Employee's total Credited Service shall be determined by aggregating any separate periods of Credited Service separated by any Breaks in Service.

          (e) An Employee shall be credited with Credited Service with respect to a period of employment with an Affiliated Company, but only to the extent that such period of employment would be so credited under the foregoing rules set forth in this Section had such Employee been employed during such period by the Company.

          (f) Notwithstanding the foregoing, unless the Sponsor shall so provide by resolution of its Board of Directors, or unless otherwise expressly stated in the Plan, an Employee shall not receive such Credited Service credit for any period of employment with an Affiliated Company prior to such entity becoming an Affiliated Company, except that Employees of Allergan Optical, Inc., Allergan Humphrey, and Allergan Medical Optics shall receive Credited Service credit for any period of employment with such companies prior to the time such companies became Affiliated Companies.

          (g) Notwithstanding any provision of the Plan to the contrary, contributions, benefits and service credit with respect to qualified military service shall be provided in accordance with Code Section 414(u).

     2.11. Disability. "Disability" shall mean any mental or physical condition which, in the judgment of the Committee, based on such competent medical evidence as the Committee may require, renders an individual unable to engage in any substantial gainful activity for the Company for which he or she is reasonably fitted by education, training, or experience and which condition can be expected to result in death or which has lasted or can be expected to last for a continuous period of at least 12 months. The determination by the Committee, upon opinion of a physician selected by the Committee, as to whether a Participant has incurred a Disability shall be final and binding on all persons.

     2.12. Effective Date. "Effective Date" of this restated Plan shall mean January 1, 2005 unless otherwise specified in the Plan. The "Original Effective Date" of the Plan shall mean July 26, 1989.

     2.13. Eligible Employee. "Eligible Employee" shall mean any Employee who was a Participant in the Plan on December 31, 2002 and who has not incurred a Severance on or after January 1, 2003.

     2.14. Eligible Retirement Plan. "Eligible Retirement Plan" shall mean (i) an individual retirement account or annuity described in Code Section 408(a) or 408(b), (ii) a qualified retirement plan described in Code Section 401(a) or 403(a) that accepts Eligible Rollover Distributions, (iii) an annuity contract described in Code Section 403(b) that accepts Eligible Rollover Distributions, and (iv) an eligible plan described in Code Section 457(b) which is maintained by a state, political subdivision of a state, or any agency or instrumentality of a state or political subdivision of a state and which agrees to separately account for amounts transferred into such plan from this Plan. The definition of Eligible Retirement Plan shall also apply in the case of an Eligible Rollover Distribution to a surviving spouse or to a spouse or former spouse who is an Alternate Payee under a Qualified Domestic Relations Order (as defined in
Article XIII).

     2.15. Eligible Rollover Distribution. "Eligible Rollover Distribution" shall mean any distribution of all or any portion of the balance to the credit of the Distributee, except that an Eligible Rollover Distribution does not include:

          (a) any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the Distributee or the joint lives (or joint life expectancies) of the Distributee and the Distributee's designated beneficiary, or for a specified period of ten years or more;

          (b) any distribution to the extent such distribution is required under Code Section 401(a)(9); and

          (c) the portion of any distribution that is not includible in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities).

          (d) any other distribution that is reasonably expected to total less than $200 during the year.

     For purposes of this Section, "Distributee" shall mean any Employee or former Employee receiving a distribution from the Plan. A Distributee also includes the Employee or former Employee's surviving spouse and the Employee or former Employee's spouse or former spouse who is the Alternate Payee under a Qualified Domestic Relations Order (as defined in Article XIII) with regard to the interest of the spouse or former spouse.

     2.16. Employee. "Employee" shall mean, for purposes of the Plan, any individual who is employed by the Sponsor or an Affiliated Company in any capacity, any portion of whose income is subject to withholding of income tax and/or for whom Social Security contributions are made by the Sponsor or an Affiliated Company; provided, however, that such term shall not include:

          (a) Any individual who performs services for the Sponsor or an Affiliated Company and who is classified or paid as an independent contractor as determined by the payroll records of the Sponsor or an Affiliated Company even if a court or administrative agency determines that such individual is a common-law employee and not an independent contractor;

          (b) Any individual who performs services for the Sponsor or an Affiliated Company pursuant to an agreement between the Sponsor or an Affiliated Company and any other person including a leasing organization except to the extent such individual is a Leased Employee; and

          (c) Any individual whose employment is transferred from the Sponsor or an Affiliated Company to Advanced Medical Optics, Inc. ("AMO") in connection with the distribution of the stock of AMO by the Sponsor to its stockholders, effective as of the day following such transfer, hereinafter referred to as an "AMO Employee." An individual is an AMO Employee if classified or identified as such in the payroll records of the Sponsor or an Affiliated Company or in the Employee Matters Agreement entered into between the Sponsor and AMO.

     2.17. Employment Commencement Date. "Employment Commencement Date" shall mean the date on which an Employee is first credited with an Hour of Service for the Sponsor or an Affiliated Company. An Employee shall not, for the purpose of determining his or her Employment Commencement Date, be deemed to have commenced employment with an Affiliated Company prior to the effective date on which the entity became an Affiliated Company unless the Sponsor expressly determines otherwise, and except as is expressly provided otherwise in the Plan or in resolutions of the Board of Directors.

     2.18. ERISA. "ERISA" shall mean the Employee Retirement Income Security Act of 1974 and the regulations thereunder. Reference to a specific ERISA Section shall be deemed also to refer to any applicable regulations under that Section, and shall also include any comparable provisions of future legislation that amend, supplement or supersede that specific Section.

     2.19. ESOP Account. "ESOP Account" shall mean, with respect to each Participant, the account established and maintained for purposes of holding and accounting for the Participant's allocated share of assets of the Plan, including any subaccounts established thereunder from time to time (including his or her Stock Subaccount and Non-Stock Subaccount established pursuant to
Section 6.6).

     2.20. Exempt Loan. "Exempt Loan" shall mean any loan to the Plan or Trust not prohibited by Code Section 4975(c), including a loan which meets the requirements set forth in Code Section 4975(d)(3) and the regulations promulgated thereunder, the proceeds of which are used to finance the acquisition of Company Stock or to refinance such a loan.

     2.21. Exempt Loan Suspense Subfund. "Exempt Loan Suspense Subfund" shall mean the subfund established under Section 4.1 hereof as part of the Trust Fund to hold Company Stock purchased with the proceeds of an Exempt Loan pending the allocation of such Company Stock to individual ESOP Accounts.

     2.22. 415 Suspense Account. "415 Suspense Account" shall mean the account (if any) established and maintained in accordance with the provisions of Article XI for the purpose of holding and accounting for allocations of excess Annual Additions (as defined in Article XI).

     2.23. Highly Compensated Employee. "Highly Compensated Employee" shall mean:

          (a) An Employee who performed services for the Employer during the Plan Year or preceding Plan Year and is a member of one or more of the following groups:

               (i) Employees who at any time during the Plan Year or preceding Plan Year were Five Percent Owners (as defined in Section 12.2).

               (ii) Employees who received Compensation during the preceding Plan Year from the Employer in excess of $80,000 (as adjusted in such manner as permitted under Code Section 414(q)(1)).

          (b) For the purpose of this Section, the term "Compensation" means compensation as defined in Code Section 415(c)(3), as set forth in Section 11.5.

          (c) The term "Highly Compensated Employee" includes a Former Highly Compensated Employee. A Former Highly Compensated Employee is any Employee who was (i) a Highly Compensated Employee when he or she terminated employment with the Employer or (ii) a Highly Compensated Employee at any time after attaining age 55. Notwithstanding the foregoing, an Employee who separated from service prior to 1987 shall be treated as a Former Highly Compensated Former Employee only if during the separation year (or year preceding the separation year) or any year after the Employee attains age 55 (or the last year ending before the Employee's 55th birthday), the Employee either received Compensation in excess of $50,000 or was a Five Percent Owner.

          (d) For the purpose of this Section, the term "Employer" shall mean the Sponsor and any Affiliated Company.

          (e) The determination of who is a Highly Compensated Employee, including the determination of the Compensation that is considered, shall be made in accordance with Code Section 414(q) and the regulations thereunder.

     2.24. Hour of Service. "Hour of Service" shall mean an hour for which an Employee is paid or entitled to payment for the performance of duties for the Sponsor and any Affiliated Company.

     2.25. Investment Manager. "Investment Manager" shall mean the one or more investment managers, if any, appointed pursuant to Section 6.14 and who constitute investment managers under Section 3(38) of ERISA.

     2.26. Leased Employee. "Leased Employee" shall mean any person (other than an Employee of the recipient) who pursuant to an agreement between the recipient and any other person ("leasing organization") has performed services for the recipient (or for the recipient and related persons determined in accordance with Code Section 414(n)(6)) on a substantially full time basis for a period of at least one (1) year, and such services are performed under the primary direction or control by recipient employer. Contributions or benefits provided a Leased Employee by the leasing organization which are attributable to services performed for the recipient employer shall be treated as provided by the recipient employer. A Leased Employee shall not be considered an Employee of the recipient if Leased Employees do not constitute more than 20 percent of the recipient's nonhighly compensated workforce and such Leased Employee is covered by a money purchase pension plan providing (i) a nonintegrated employer contribution rate of at least ten (10) percent of compensation as defined under Code Section 415(c)(3); (ii) immediate participation; and (iii) full and immediate vesting.

     2.27. Leave of Absence.

          (a) "Leave of Absence" shall mean any personal leave from active employment (whether with or without pay) duly authorized by the Company under the Company's standard personnel practices. All persons under similar circumstances shall be treated alike in the granting of such Leaves of Absence. Leaves of Absence may be granted by the Company for reasons of health (including temporary sickness or short term disability) or public service or for any other reason determined by the Company to be in its best interests.

          (b) In addition to Leaves of Absence as defined in paragraph (a) above, the term Leave of Absence shall also mean a Maternity or Paternity Leave, as defined herein, but only to the extent and for the purposes required under paragraph (c) below. As used herein, "Maternity or Paternity Leave" shall mean an absence from work for any period (i) by reason of the pregnancy of the Employee, (ii) by reason of the birth of a child of the Employee, (iii) by reason of the placement of a child with the Employee in connection with the adoption of the child by the Employee, or (iv) for purposes of caring for the child for a period beginning immediately following the birth or placement referred to in clauses (ii) or (iii) above.

          (c) Subject to the provisions of paragraph (d) below, a Maternity or Paternity Leave described in paragraph (b) above shall be deemed to constitute an authorized Leave of Absence for purposes of the Plan only to the extent consistent with the following rules:

               (i) For purposes of determining whether a Break in Service has occurred, the Severance Date of a Participant who is absent by reason of a Maternity or Paternity Leave shall not be deemed to occur any earlier than the second anniversary of the date upon which such Maternity or Paternity Leave commences.

               (ii) The Maternity or Paternity Leave shall be treated as a Leave of Absence solely for purposes of determining whether or not an Employee has incurred a Break in Service. Accordingly, such a Maternity or Paternity Leave shall not result in an accrual of Credited Service for purposes of the vesting provisions of the Plan or for purposes of determining eligibility to participate in the Plan (except only in determining whether a Break in Service has occurred).

               (iii) A Maternity or Paternity Leave shall not be treated as a Leave of Absence unless the Employee provides such timely information as the Committee may reasonably require to establish that the absence is for the reasons listed in paragraph (b) above and to determine the number of days for which there was such an absence.

          (d) Notwithstanding the limitations provided in paragraph (c) above, a Maternity or Paternity Leave described in paragraph (b) above shall be treated as an authorized Leave of Absence, as described in paragraph (a), for all purposes of the Plan to the extent the period of absence is one authorized as a Leave of Absence under the Company's standard personnel practices and thus is covered by the provisions of paragraph (a) above without reference to the provisions of paragraph (b) above, provided, however, that the special rule provided under this paragraph (d) shall not apply if it would result in a Participant who is absent on a Maternity or Paternity Leave being deemed to have incurred a Break in Service sooner than under the rules set forth in paragraph (c).

     2.28. Normal Retirement Age. "Normal Retirement Age" shall mean a Participant's sixty-fifth (65th) birthday.

     2.29. Participant. "Participant" shall mean any Eligible Employee or former Eligible Employee who has commenced participation in the Plan pursuant to
Section 3.1 and who retains rights under the Plan.

     2.30. Period of Severance. "Period of Severance" shall mean the period of time commencing on an Employee's Severance Date and ending on the Employee's subsequent Reemployment Commencement Date, if any.

     2.31. Plan. "Plan" shall mean the Allergan, Inc. Employee Stock Ownership Plan described herein and as amended from time to time.

     2.32. Plan Administrator. "Plan Administrator" shall mean the administrator of the Plan within the meaning of Section 3(16)(A) of ERISA. The Plan Administrator shall be the Allergan Corporate Benefits Committee whose members are appointed by the Board of Directors pursuant to the provisions of Section
7.1 to administer the Plan.

     2.33. Plan Year. "Plan Year" shall mean the calendar year.

     2.34. Reemployment Commencement Date. "Reemployment Commencement Date" shall mean, in the case of an Employee who incurs a Severance and who is subsequently reemployed by the Sponsor or an Affiliated Company, the first day following the Severance on which the Employee is credited with an Hour of Service for the Sponsor or an Affiliated Company with respect to which he or she is compensated or entitled to compensation by the Sponsor or an Affiliated Company. An Employee shall not, for the purpose of determining his or her Reemployment Commencement Date, be deemed to have commenced employment with an Affiliated Company prior to the effective date on which such entity becomes an Affiliated Company unless the Sponsor shall expressly determine otherwise, and except as is expressly provided otherwise in the Plan or in resolutions of the Board of Directors.

     2.35. Severance. "Severance" shall mean the termination of an Employee's employment with the Sponsor or an Affiliated Company by reason of such Employee's quit, discharge, Disability, death, retirement, or otherwise. For purposes of determining whether an Employee has incurred a Severance, the following rules shall apply:

          (a) An Employee shall not be deemed to have incurred a Severance (i) because of his or her absence from employment with the Sponsor or an Affiliated Company by reason of any paid vacation or holiday period, or
     (ii) by reason of any Leave of Absence, subject to the provisions of paragraph (b) below.

          (b) For purposes of the Plan, an Employee shall be deemed to have incurred a Severance on the earlier of (i) the date on which he or she dies, resigns, is discharged, or otherwise terminates his or her employment with the Sponsor or an Affiliated Company; or (ii) the date on which he or she is scheduled to return to work after the expiration of an approved Leave of Absence, if he or she does not in fact return to work on the scheduled expiration date of such Leave; or (iii) in the case of a Leave of Absence for longer than one year, the first anniversary of the commencement of such Leave, provided such Employee does not actually return to work on or before said first anniversary date. In no event shall an Employee's Severance be deemed to have occurred before the last day on which such Employee performs any services for the Sponsor or an Affiliated Company in the capacity of an Employee with respect to which he or she is compensated or entitled to compensation by the Sponsor or an Affiliated Company.

          (c) Notwithstanding the foregoing, in the case of a Participant who is absent by reason of a Maternity or Paternity Leave, the provisions of
     Section 2.27(c)-(d) shall apply for purposes of determining whether such a Participant has incurred a Break in Service by reason of such Leave.

     2.36. Severance Date. "Severance Date" shall mean, in the case of any Employee who incurs a Severance, the day on which such Employee is deemed to have incurred said Severance as determined in accordance with the provisions of
Section 2.35, provided, however, that the special rule set forth under Section 2.27(c)-(d) shall apply with respect to determining whether a Participant on a Maternity or Paternity Leave has incurred a Break in Service. In the case of any Employee who incurs a Severance as provided under Section 2.35 and who is entitled to a subsequent payment of compensation for reasons other than future services (e.g., as back pay for past services rendered or as payments in the nature of severance pay), the Severance Date of such Employee shall be as of the effective date of the Severance event (e.g., the date of his or her death, effective date of a resignation or discharge, etc.), and the subsequent payment of the aforementioned type of post-Severance compensation shall not operate to postpone the timing of the Severance Date for purposes of the Plan.

     2.37. Sponsor. "Sponsor" shall mean Allergan, Inc., a Delaware corporation, and any successor corporation or entity.

     2.38. Trust. "Trust" or "Trust Fund" shall mean the trust maintained pursuant to the Trust Agreement and as described in Section 6.1 hereof, which shall hold all cash and securities and all other assets of whatsoever nature deposited with or acquired by the Trustee in its capacity as Trustee hereunder, together with accumulated net earnings.

     2.39. Trust Agreement. "Trust Agreement" shall mean the agreement between the Trustee and the Sponsor pursuant to which the Trust is maintained.

     2.40. Trustee. "Trustee" shall mean the one or more trustees of the Trust established pursuant to Section 6.1 hereof.

     2.41. Valuation Date. "Valuation Date" shall mean the last day of each Plan Year and any other date which the Committee may designate from time to time.

                                   ARTICLE III
                          ELIGIBILITY AND PARTICIPATION

     3.1. Participation. Each Employee or former Employee who was a Participant in the Plan as of December 31, 2002 shall continue as a Participant. Any other Employee shall not be eligible to participate in the Plan.

     3.2. Duration of Participation. A Participant shall remain an active Participant until he or she incurs a Severance, at which time he or she shall become an inactive Participant until he or she receives a distribution of the entire vested portion of his or her ESOP Account. Once such a distribution is made, such Participant shall no longer be considered a Participant in the Plan. Any Participant who (i) transfers out of employment with the Company but who remains an Employee of an Affiliated Company that has not adopted the Plan pursuant to Section 8.2, or (ii) remains an Employee of the Company but is no longer an Eligible Employee, shall become an inactive Participant.

     3.3. Participation after Reemployment. A Participant who incurs a Severance after he or she is fully vested in his or her ESOP Account and who is subsequently reemployed prior to receiving a distribution of his or her entire ESOP Account shall continue as an inactive Participant (but shall not be reinstated as an Eligible Participant as defined in Section 4.2(d)). A Participant who incurs a Severance before he or she is fully vested in his or her ESOP Account and who is subsequently reemployed shall be reinstated as an inactive Participant (but shall not be reinstated as an Eligible Participant as defined in Section 4.2(d)) as of his or her Reemployment Commencement Date; provided, that such Participant has a right to reinstatement of his or her forfeited ESOP Account upon his or her Reemployment Commencement Date pursuant to Section 5.3. Any other Participant who incurs a Severance and who is subsequently reemployed, including a Participant who incurs a Severance after he or she is fully vested in his or her ESOP Account and who receives a distribution of his or her entire ESOP Account, shall not be eligible to participate in the Plan.

     3.4. Participation After Normal Retirement Age. An Eligible Employee may continue as a Participant after reaching his or her Normal Retirement Age in the same manner as an Eligible Employee who has not reached his or her Normal Retirement Age.

                                   ARTICLE IV
                    CONTRIBUTIONS AND ALLOCATION TO ACCOUNTS

     4.1. Contributions to the Trust Fund. The Company may contribute to the Trust Fund for each Plan Year an amount to be determined by the Board of Directors solely in its discretion. Such amount shall be contributed in cash or Company Stock and paid over to the Trustee for allocation to the Trust Fund not later than the date prescribed for filing the Sponsor's federal income tax return (including all extensions thereto) for its fiscal year corresponding to such Plan Year. Contributions shall first be applied, if necessary, to reinstate the ESOP Accounts of applicable reemployed Participants who had previously forfeited their ESOP Accounts pursuant to Section 5.3 of the Plan, but only after all forfeitures for the Plan Year have been so applied pursuant to Section
4.3. Some or all of the remaining contributions under this Section 4.1 may be applied to repay any principal and/or interest outstanding on any Exempt Loan or to pay Plan expenses as provided in Section 7.14. The determination of the extent to which such contributions shall be used to repay such Exempt Loans or pay Plan expenses shall be made at the sole discretion of the Committee. Company Stock acquired by the Trust Fund through an Exempt Loan shall be added to and maintained in the Exempt Loan Suspense Subfund and shall thereafter be released from the Exempt Loan Suspense Subfund and allocated to Participants' ESOP Accounts as provided in Section 4.2. Contributions in excess of amounts used for other purposes described in this Section 4.1 shall be allocated to the ESOP Accounts of Participants as provided in Section 4.2.

     4.2. Allocation of Contributions to Trust Fund.

          (a) As of a date not later than the last day of each Plan Year, an allocation shall be made to the ESOP Account of the allocable share of each "Eligible Participant" as defined in paragraph (d) below for such Plan Year of (i) Company contributions of Company Stock contributed in kind to the Trust Fund and (ii) Company contributions in other than Company Stock, which are not used for other purposes described in Section 4.1. Such allocations shall be made in the same proportion that the Compensation for the Plan Year for such Eligible Participant bears to the total Compensation of all Eligible Participants for such Plan Year.

          (b) Company Stock acquired for the Trust Fund through an Exempt Loan shall be released from the Exempt Loan Suspense Subfund as the Exempt Loan is repaid, in accordance with the provisions of this Section 4.2(b).

               (i) For each Plan Year until the Exempt Loan is fully repaid, the number of shares of Company Stock released from the Exempt Loan Suspense Subfund shall equal the number of unreleased shares immediately before such release for the current Plan Year multiplied by the "Release Fraction." As used herein, the Release Fraction shall be a fraction, the numerator of which is the amount of principal and interest paid on the Exempt Loan for such current Plan Year, and the denominator of which is the sum of the numerator plus the principal and interest to be paid on such Exempt Loan for all future years during the duration of the term of such Loan (determined without reference to any possible extensions or renewals thereof). Notwithstanding the foregoing, in the event such Loan shall be repaid with the proceeds of a subsequent Exempt Loan (the "Substitute Loan"), such repayment shall not operate to release all such Company Stock in the Exempt Loan Suspense Subfund, but, rather, such release shall be effected pursuant to the foregoing provisions of this Section 4.2(b) on the basis of payments of principal and interest on such Substitute Loan.

               (ii) If the Committee so determines in its discretion, then in lieu of applying the provisions of Section 4.2(b)(i) hereof with respect to such Exempt Loan or Substitute Loan, shares shall be released from the Exempt Loan Suspense Subfund as the principal amount of an Exempt Loan is repaid (and without regard to interest payments), provided the following three conditions are satisfied:

                    (A) The Exempt Loan must provide for annual payments of
               principal and interest at a cumulative rate that is not less rapid at any time than level annual payments of such amounts for ten years.

                    (B) The interest portion of any payment is disregarded only to the extent it would be treated as interest under standard loan amortization tables.

                    (C) If the Exempt Loan is renewed, extended or refinanced, the sum of the expired duration of the Exempt Loan and the renewal, extension or new Exempt Loan period must not exceed ten years.

               (iii) It is intended that the provisions of this Section 4.2(b) shall be applied and construed in a manner consistent with the requirements and provisions of Treasury Regulation Section 54.4975-7(b)(8), and any successor regulation thereto. All Company Stock released from the Exempt Loan Suspense Subfund during any Plan Year shall be allocated among Participants as prescribed by Section 4.2(c) hereof, except to the extent provided in Section 6.7.

          (c) Shares of Company Stock released from the Exempt Loan Suspense Subfund for a Plan Year in accordance with Section 4.2(b) hereof and
     Section 6.7(b)(i) shall be held in the Trust Fund on an unallocated basis until allocated by the Committee as of not later than the last day of that Plan Year. The allocation of such shares shall be made among the ESOP Accounts of Eligible Participants (as that term is defined in paragraph (d) below). The number of shares allocable to each such Eligible Participant's ESOP Account shall be the number of shares which bears the same ratio to the total shares released for such Plan Year as the Compensation for the Plan Year for such Eligible Participant bears to the total Compensation of all Eligible Participants for such Plan Year.

          (d) For purposes of Section 4.2, an "Eligible Participant" shall mean any Participant who is an Eligible Employee on the last business day of such Plan Year or who ceased to be an Eligible Employee during such Plan Year due to death, Disability, or retirement at or after age 55 (as such retirement is determined under the Allergan, Inc. Pension Plan). Any Eligible Participant who, on or after January 1, 2003, (i) incurs a Severance and is subsequently reemployed or
     (ii) transfers out of employment with the Company to employment with an Affiliated Company that has not adopted the Plan pursuant to Section 8.2 and is subsequently transferred back to employment with Company, shall not be an Eligible Participant following his or her Reemployment Commencement Date or transfer date.

     4.3. Forfeitures. Any amount which is forfeited pursuant to Section 5.3 or
5.13 during a Plan Year shall be segregated from other amounts held under the Plan and shall first be used to reinstate the ESOP Accounts of reemployed Participants (or Beneficiaries, if applicable) who had previously forfeited such ESOP Accounts and who have a right to reinstatement of their forfeited ESOP Accounts pursuant to Section 5.3 or 5.13. Should any forfeitures then remain, they may next be used to pay Plan expenses as provided under Section 7.14. Should any forfeitures then remain, they shall be allocated as of the last day of the Plan Year to the ESOP Accounts of Eligible Participants (as that term is defined in Section 4.2(d)) based on Compensation in the same manner as allocations under Section 4.2(a) and (c).

     4.4. Employee Contributions and Rollovers. No Employee contributions are permitted under the Plan. No rollover contributions to the Plan are permitted whether or not any such contributions would satisfy the applicable requirements of Code Sections 402, 403, 408 or 409.

                                    ARTICLE V
                            VESTING AND DISTRIBUTIONS

     5.1. No Vested Rights Except as Herein Specified. No Employee shall have any vested right or interest in any assets of the Trust, except as provided in this Article V. Neither the making of any allocations nor the credit to any ESOP Account of a Participant in the Trust shall vest in any Participant any right, title, or interest in or to any assets of the Trust except as provided in this
Article V.

     5.2. Vesting.

          (a) The interest of a Participant in amounts allocated to his or her ESOP Account, including cash dividends on shares of Company Stock allocated to such Participant's ESOP Account, shall vest in accordance with the following schedule:

Year of Credited Service   Vested Percentage
------------------------   -----------------
    Less than 1                     0%
    1 but less than 2              20%
    2 but less then 3              40%
    3 but less than 4              60%
    4 but less than 5              80%
    5 or more                     100%

          (b) Notwithstanding the above, a Participant shall become fully vested in his or her ESOP Account upon the occurrence of the death, Disability, or attainment of age 62 of such Participant while an Employee, or upon the occurrence of a Change in Control pursuant to Section 10.4(b).

     5.3. Severance When Less Than Fully Vested. Subject to Section 5.10(b), a Participant who incurs a Severance and who is not or does not become 100% vested pursuant to Section 5.2, may elect to receive a distribution of the vested portion of his or her ESOP Account in a single lump sum payment in the form prescribed by Section 5.9 hereof, as soon as practicable following the Participant's Severance Date. The non-vested portion of such Participant's ESOP Account shall be forfeited in accordance with the following rules:

          (a) In the event a distribution of the entire vested portion of such Participant's ESOP Account is made pursuant to this Section 5.3, the non-vested portion shall be forfeited as of such Participant's distribution date. A Participant who incurs a Severance when no portion of his or her ESOP Account is vested shall be deemed to have received a distribution pursuant to this paragraph (a) as of his or her Severance Date and his or her ESOP Account shall be forfeited as of the Participant's Severance Date. If the Participant is rehired by the Company prior to the date such Participant incurs five consecutive Breaks in Service, the amount forfeited under this paragraph (a) shall be reinstated to the Participant's ESOP Account as of the Participant's Reemployment Commencement Date (without regard to any interest or investment earnings on such amount).

          (b) In the event a distribution of the entire vested portion of such Participant's ESOP Account is not made pursuant to this Section 5.3, the non-vested portion shall be forfeited as of such Participant's Severance Date. If the Participant is rehired by the Company prior to the date such Participant incurs five consecutive Breaks in Service, the amount so forfeited plus an amount equal to the rate of return that the amount forfeited would have received but for forfeiture pursuant to this paragraph
     (b) shall be reinstated to the Participant's ESOP Account as of the Participant's Reemployment Commencement Date. The Company shall be obligated to contribute to the Trust Fund any amounts necessary after application of Section 4.3 to reinstate a Participant's ESOP Account if reinstatement is required under the provisions of this paragraph.

          (c) At any relevant time after Severance pursuant to paragraphs (a) and (b) above, the Participant's vested portion of his or her ESOP Account shall be equal to an amount ("X") determined by the following formula:

                               X = P*(AB + D) - D

     For the purposes of applying the formula:

          P = the vested percentage at any relevant time determined pursuant to
              Section 5.2

          AB = the ESOP Account balance at the relevant time

          D = the total amount of any distributions from the ESOP Account since such Severance

     5.4. Distribution upon Severance. Subject to Section 5.10(b), a Participant who incurs a Severance on or after becoming 100% vested pursuant to Section 5.2, may elect to receive a distribution of his or her ESOP Account, in a single lump-sum payment in the form prescribed by Section 5.9 hereof, as soon as practicable following the Participant's Severance Date. Notwithstanding anything to the contrary, upon receipt of a Qualified Domestic Relations Order on or after a Participant is 100% vested pursuant to Section 5.2, the amount payable to an Alternate Payee (as such terms are described in Section 13.2) shall be distributed to the Alternate Payee as soon as administratively feasible regardless of whether the Participant incurs a Severance.

     5.5. Distribution upon Death.

          (a) Upon the death of a Participant while still an Employee, the Committee shall give such directions as may be necessary to cause a distribution of his or her ESOP Account to be made in a single lump-sum payment to the Beneficiary designated by the deceased Participant in the form prescribed in Section 5.9 hereof, as soon as practicable following the Participant's death, but in no event later than the last day of the Plan Year following the Plan Year in which the Participant died.

          (b) Upon the death of a Participant after he or she ceases to be an Employee but before he or she receives his or her entire vested interest in the Trust, the Committee shall give such directions as may be necessary to cause a distribution, in the manner and time provided in Section 5.5(a) hereof, of any vested balance remaining in the Participant's ESOP Account to the Beneficiary designated by the Participant.

          (c) The Committee may require the execution and delivery of such documents, papers and receipts as the Committee may determine necessary or appropriate in order to establish the fact of death of the deceased Participant and of the right and identity of any Beneficiary or other person or persons claiming any benefits under this Section 5.5.

     5.6. Distribution upon Disability. Subject to Section 5.10(b), in the event the Committee shall determine that a Participant has suffered a Disability while an Employee, the Committee shall proceed to cause a distribution to be made of such Participant's ESOP Account in a single lump-sum payment in the form prescribed in Section 5.9 hereof as soon as practicable following the Committee's determination that the Participant has incurred a Disability.

     5.7. Withdrawal upon Age 59-1/2. After attaining age 59-1/2, a Participant who is still an Employee may, following such reasonable advance notice as may be required by the Committee, withdraw the entire vested amount credited to his or her ESOP Account. Such a withdrawal shall be in the same form and using the same valuation methods as provided for distributions pursuant to Section 5.9.

     5.8. Designation of Beneficiary.

          (a) At any time, and from time to time, each Participant shall have the unrestricted right to designate the Beneficiary to receive the portion of his or her death benefit and to revoke any such designation. Each such designation shall be evidenced by a written instrument signed by the Participant and filed with the Committee.

          (b) If the Participant is married and designates a Beneficiary other than his or her spouse, said designation shall not be honored by the Committee unless accompanied by the written consent of said spouse to said designation. Such consent (i) must designate a Beneficiary which may not be changed without the consent of the spouse (or the consent of the spouse expressly permits designation by the Participant without any further consent by the spouse), (ii) must acknowledge the effect of the designation, and (iii) must be witnessed by a Plan representative or a notary public. No consent of such spouse shall be necessary if it is established to the satisfaction of a Plan representative that the consent required under this paragraph (b) cannot or need not be obtained because
     (i) there is no spouse, (ii) the spouse cannot be located, or (iii) there exist such other circumstances which, pursuant to regulations under Code
     Section 417, permit a distribution to another Beneficiary. Any consent of a spouse obtained pursuant to this paragraph (b) or any determination that the consent of the spouse cannot (or need not) be obtained, shall be effective only with respect to that spouse. If a Participant becomes married following his or her designation of a Beneficiary other than his or her spouse, such designation shall be ineffective unless the spousal consent requirements of this paragraph are satisfied with respect to such spouse (subject, however, to the provisions of Article XIII regarding Qualified Domestic Relations Orders).

          (c) If the Participant is married and does not designate a Beneficiary, the Participant's spouse shall be his or her Beneficiary for purposes of this Section. If the deceased Participant is not married and shall have failed to designate a Beneficiary, or if the Committee shall be unable to locate the designated Beneficiary after reasonable efforts have been made, or if such Beneficiary shall be deceased, distribution of the Participant's death benefit shall be made by payment of the deceased Participant's entire interest in the Trust to his or her personal representative in a single lump-sum payment. In the event the deceased Participant is not a resident of California at the date of his or her death, the Committee, in its discretion, may require the establishment of ancillary administration in California. If the Committee cannot locate a qualified personal representative of the deceased Participant, or if administration of the deceased Participant's estate is not otherwise required, the Committee, in its discretion, may pay the deceased Participant's interest in the Trust to his or her heirs at law (determined in accordance with the laws of the State of California as they existed at the date of the Participant's death).

     5.9. Form of Distribution.

          (a) All shares of Company Stock or Advanced Medical Optics, Inc. allocated to a Participant's ESOP Account shall be distributed in the form of cash, unless the Participant elects under paragraph (b) below to receive the distribution in the form of Company Stock or Advanced Medical Optics, Inc. stock, with cash in lieu of fractional shares. To the extent that Company Stock or Advanced Medical Optics, Inc. stock must be valued to effect such a distribution, such valuation shall be equal to the fair market value of such stock determined as of the last Valuation Date prior to the date of distribution.

          (b) A Participant may elect that all shares of Company Stock or Advanced Medical Optics, Inc. allocated to his or her ESOP Account be distributed in the form of Company Stock or in the form of Advanced Medical Optics, Inc. stock, with cash in lieu of fractional shares. Notwithstanding the foregoing, if applicable corporate charter or bylaw provisions restrict ownership of substantially all outstanding Company Stock to Employees or to a plan or trust described in Code Section 401(a), then any distribution of a Participant's ESOP Account shall only be in cash.

          (c) Notwithstanding the foregoing, in the case of an Eligible Rollover Distribution, a Participant may elect that an Eligible Rollover Distribution be paid directly by the Trustee to the trustee of an Eligible Retirement Plan.

     5.10. Distribution Rules. Notwithstanding the provisions of Sections 5.3, 5.4, 5.5, 5.6, 5.7, and 5.9 of the Plan regarding distributions of Participants' ESOP Accounts, the following additional rules shall apply to all such distributions.

          (a) In no event shall any benefits under the Plan, including benefits upon retirement, termination of employment, or Disability, be paid to a Participant prior to the "Consent Date" (as defined herein) unless the Participant consents in writing to the payment of such benefits prior to said Consent Date. As used herein, the term "Consent Date" shall mean the later of (i) the Participant's 62nd birthday, or (ii) the Participant's Normal Retirement Age. Notwithstanding the foregoing, the provisions of this paragraph shall not apply (i) following the Participant's death, or
     (ii) to the extent paragraph (b) below applies.

          (b) Notwithstanding anything to the contrary in the Plan, if the total amount of the vested portion of a Participant's ESOP Account does not exceed $1,000 ($5,000, prior to March 28, 2005), the vested portion of such Participant's ESOP Account shall be distributed, in a single lump-sum payment in the form prescribed by Section 5.9 hereof, as soon as practicable following the Participant's Severance Date.

          (c) Unless the Participant elects otherwise pursuant to paragraph (a) above, distributions of the vested portion of a Participant's ESOP Accounts shall commence no later than the 60th day after the close of the Plan Year in which the latest of the following events occurs: (i) the Participant's Normal Retirement Age; (ii) the tenth anniversary of the year in which the Participant commenced participation in the Plan; or (iii) the Participant's Severance.

          (d) Minimum Required Distributions during Participant's Lifetime. Notwithstanding anything to the contrary in the Plan, unless the entire vested portion of a Participant's Accounts is distributed in a single sum on or before the Required Beginning Date, distributions shall be made in accordance with this paragraph (d) as of the first Distribution Calendar Year and the entire vested portion of a Participant's Accounts shall be distributed, or begin to be distributed, to the Participant no later than the Participant's Required Beginning Date as set forth below:

               (i) Amount of Minimum Required Distribution for each Distribution Calendar Year. During the Participant's lifetime, the minimum amount that shall be distributed for each Distribution Calendar Year is the lesser of:

                    (A) the quotient obtained by dividing the Participant's
               Account Balance by the distribution period in the Uniform Lifetime Table set forth in Regulation Section 1.401(a)(9)-9, using the Participant's age as of the Participant's birthday in the Distribution Calendar Year; or

                    (B) if the Participant's sole Designated Beneficiary for the
               Distribution Calendar Year is the Participant's spouse, the quotient obtained by dividing the Participant's Account Balance by the number in the Joint and Last Survivor Table set forth in Regulation Section 1.401(a)(9)-9, using the Participant's and spouse's attained ages as of the Participant's and spouse's birthdays in the Distribution Calendar Year.

               (ii) Lifetime Minimum Required Distributions continue through Year of Participant's Death. Minimum required distributions shall be determined under this paragraph (d) beginning with the first Distribution Calendar Year and up to and including the Distribution Calendar Year that includes the Participant's date of death.

               (iii) For purposes of this paragraph, the following definitions shall apply:

                    (A) "Account Balance" shall mean the account balance of a
               Participant's Account as of the last valuation date in the calendar year immediately preceding the Distribution Calendar Year (valuation calendar year) increased by the amount of any contributions made and allocated or forfeitures allocated to a Participant's Accounts as of dates in the valuation calendar year after the valuation date and decreased by distributions made in the valuation calendar year after the valuation date. The Account Balance for the valuation calendar year includes any amounts rolled over or transferred to the plan either in the valuation calendar year or in the Distribution Calendar Year if distributed or transferred in the valuation calendar year.

                    (B) "Designated Beneficiary" shall mean the individual who is designated as the Beneficiary under Section 5.8 and is the Designated Beneficiary under Code Section 401(a)(9) and Regulation Section 1.401(a)(9)-1, Q&A-4.

                    (C) "Distribution Calendar Year" shall mean a calendar year for which a minimum distribution is required. For distributions beginning before the Participant's death, the first Distribution Calendar Year is the calendar year immediately preceding the calendar year which contains the Participant's Required Beginning Date. The minimum required distribution for the Participant's first Distribution Calendar Year shall be made on or before the Participant's Required Beginning Date. The minimum required distribution for other Distribution Calendar Years, including the minimum required distribution for the Distribution Calendar Year in which the Participant's Required Beginning Date occurs, shall be made on or before December 31 of that Distribution Calendar Year.

                    (D) "Life expectancy" shall mean as computed by use of the
               Single Life Table in Regulation Section 1.401(a)(9)-9.

                    (E) "Required Beginning Date" shall mean April 1 of the
               calendar year immediately following the later of the calendar year in which the Participant attains age 70-1/2 or incurs a Severance; provided, however, if such Participant is a Five Percent Owner (as defined in Code Section 416(i) and applicable regulations) with respect to the Plan Year ending in the calendar year in which such Participant attains age 70-1/2, the Required Beginning Date shall be April 1 of the calendar year immediately following the year in which such Participant attains age 70-1/2.

               (iv) Treasury Regulations Incorporated by Reference. All distributions required under this subsection shall be determined and made in accordance with the Treasury Regulations under Code Section 401(a)(9).

          (e) Minimum Required Distributions following Participant's Death. If a Participant dies before the entire vested portion of his or her ESOP Account is distributed, the entire vested portion of the Participant's ESOP Account shall be distributed as provided in Section 5.5.

          (f) If it is not administratively practical to calculate and commence payments by the latest date specified in the rules of paragraphs (b), (c),
     (d) and (e) above because the amount of the Participant's benefit cannot be calculated, or because the Committee is unable to locate the Participant after making reasonable efforts to do so, the payment shall be made as soon as is administratively possible (but not more than 60 days) after the Participant can be located and the amount of the distributable benefit can be ascertained.

          (g) If any payee under the Plan is a minor or if the Committee reasonably believes that any payee is legally incapable of giving a valid receipt and discharge for any payment due him, the Committee may have such payment, or any part thereof, made to the person (or persons or institution) whom it reasonably believes is caring for or supporting such payee, or, if applicable, to any duly appointed guardian or committee or other authorized representative of such payee. Any such payment shall be a payment for the account of such payee and shall, to the extent thereof, be a complete discharge of any liability under the Plan to such payee.

     5.11. Put Option for Company Stock Allocated to ESOP Accounts.

          (a) Solely in the event that a Participant receives a distribution consisting in whole or in part of Company Stock that at the time of distribution thereof is not readily tradable stock within the meaning of Code Section 409(h) then such distributed Company Stock shall be made subject to a put option in the hands of a Qualified Holder (as defined herein below), with such put option to be subject to the following provisions:

               (i) As used herein, the term "Qualified Holder" shall mean the Participant or Beneficiary receiving the distribution of such Company Stock, any other party to whom such stock is transferred by gift or by reason of death, and also any trustee of an Individual Retirement Account (as defined under Code Section 408) to which all or any portion of such distributed Company Stock is transferred pursuant to a tax-free "rollover" transaction satisfying the requirements of Code
          Section 402.

               (ii) During the sixty (60) day period following any distribution of such Company Stock, a Qualified Holder shall have the right to require the Company to purchase all or any portion of said distributed Company Stock held by said Qualified Holder. A Qualified Holder shall exercise such right by giving written notice to the Company within the aforesaid sixty (60) day period of the number of shares of distributed Company Stock that such Qualified Holder intends to sell to the Company. The purchase price to be paid for any such Company Stock shall be its fair market value determined as of the Valuation Date coincident with or immediately preceding the date of the distribution.

               (iii) If a Qualified Holder shall fail to exercise his or her put option right under subparagraph (ii) above, such option right shall temporarily lapse upon the expiration of the sixty (60) day period thereof. As soon as is reasonably practicable following the last day of the Plan Year in which said sixty (60) day option period expires, the Company shall notify each such non-electing Qualified Holder who is then a shareholder of record of the valuation of such Company Stock as of the most recent Valuation Date. During the sixty (60) day period following receipt of such valuation notice, any such Qualified Holder shall have the right to require the Company to purchase all or any portion of such distributed Company Stock. The purchase price to be paid therefor shall be based on the valuation of such Company Stock as of the Valuation Date coinciding with or next preceding the exercise of the option under this Section 5.11(c). If a Qualified Holder fails to exercise his or her option right under this subparagraph (iii) with respect to any portion of such distributed Company Stock, no further options shall be applicable under the Plan and the Company shall have no further purchase obligations hereunder.

               (iv) In the event that a Qualified Holder shall exercise a put option under this Section, then the Company shall have the option of paying the purchase price of the Company Stock which is subject to such put option (hereafter the "Option Stock") under either of the following methods:

                    (A) A lump sum payment of the purchase price within ninety
               (90) days after the date upon which such put option is exercised (the "Exercise Date") or

                    (B) A series of six equal installment payments, with the
               first such payment to be made within thirty (30) days after the Exercise Date and the five remaining payments to be made on the five anniversary dates of the Exercise Date, so that the full amount shall be paid as of the fifth anniversary of such Exercise Date. If the Company elects to pay the purchase price of the Option Stock under the installment method provided in this clause
               (2), then the Company shall, within thirty (30) days after the Exercise Date, give the Qualified Holder who is exercising the put option the Company's promissory note for the full unpaid balance of the option price. Such note shall, at a minimum, provide adequate security (if required under applicable regulations), state a rate of interest reasonable under the circumstances (but at least equal to the imputed compound rate in effect as of the Exercise Date pursuant to the regulations promulgated under Code Sections 483 or 1274, whichever shall be applicable) and provide that the full amount of such note shall accelerate and become due immediately in the event that the Company defaults in the payment of a scheduled installment payment.

               (v) The put options under subparagraphs (ii)and (iii) above shall be effective solely against the Company and shall not obligate the Plan in any manner; provided, however, with the Company's consent, the Plan may elect to purchase any Company Stock that otherwise must be purchased by the Company pursuant to a Qualified Holder's exercise of any such option.

               (vi) If at the time of any distribution of said Company Stock it is known that any applicable Federal or State law would be violated by the Company's honoring of such a put option as provided under this Section, the Company shall designate another entity that will honor such put option. Such other entity shall be one having a substantial net worth at the time such loan is made and whose net worth is reasonably expected to remain substantial.

               (vii) In the event that a Qualified Holder is unable to exercise the put option provided hereunder because the Company (or other entity bound by such put option) is prohibited from honoring it by reason of any applicable Federal or State law, then the sixty (60) day option periods during which such put option is exercisable under subparagraphs (ii) and (iii) shall not include any such time during which said put option may not be exercised due to such reason.

               (viii) Except as is expressly provided herein above with respect to any distributed Company Stock that is readily tradeable stock within the meaning of Code Section 409(h), no Participant shall have any put option rights with respect to Company Stock distributed under the Plan, and neither the Company nor the Plan shall have any obligation whatsoever to purchase any such distributed Company Stock from any Participant or other Qualified Holder.

               (ix) At the time of distribution of Company Stock that is not readily tradable stock within the meaning of Code Section 409(h), to a Participant or Beneficiary, the Company shall furnish to such Participant or Beneficiary the most recent annual certificate of value prepared by the Company with respect to such Stock. In addition, the Company shall furnish to such Participant or Beneficiary a copy of each subsequent annual certificate of value until the put options provided for in this Section with respect to such distributed Company Stock shall expire.

          (b) Notwithstanding any other provisions of the Plan regarding a Participant's right to exercise a put option, the put option described in paragraph (a) above shall be subject to the following additional provisions:

               (i) If the distribution constitutes a Total Distribution (as defined below), in the event that a Qualified Holder exercises a put option under this Section, then the Company shall have the right to pay the purchase price of the Option Stock under either of the following methods:

                    (A) A lump sum payment of the purchase price within thirty
               (30) days after the Exercise Date; or

                    (B) A series of five substantially equal annual payments
               with the first such payment to be made within thirty (30) days after the Exercise Date. If the Company elects to pay the purchase price of the Option Stock under the installment method provided in this clause (2), then the Company shall, within 30 days after the Exercise Date, give the Qualified Holder who is exercising the put option the Company's promissory note for the full unpaid balance of the option price. Such note shall, at a minimum, provide adequate security, state a rate of interest reasonable under the circumstances (but at least equal to the imputed compound rate in effect as of the Exercise Date pursuant to the regulations promulgated under Code Sections 483 or 1274, whichever shall be applicable) and provide that the full amount of such note shall accelerate and become due immediately in the event that the Company defaults in the payment of a scheduled installment payment.

               (ii) If the distribution does not constitute a Total Distribution (as defined below), in the event that a Qualified Holder exercises a put option under this Section, then the Company shall pay the purchase price of the Option Stock in a lump sum within thirty (30) days after the Exercise Date.

          For purposes of this Section, "Total Distribution" shall mean a distribution to a Participant (or his or her Beneficiary, if applicable) within one taxable year of such recipient of the entire balance to the credit of the Participant.

          (c) This Section shall be applied to any securities of the Company held by the Plan to the extent required under Code Section 401(a)(23) and the regulations issued thereunder and its provisions shall be interpreted and applied in accordance with all applicable requirements of Code Section 409(h) and the regulations issued thereunder.

     5.12. Diversification Rule.

          (a) For the purpose of Section 5.12 only, the following definitions shall apply:

               (i) "Qualified Participant" shall mean a Participant who is fully vested in his or her ESOP Account as determined under Section 5.2.

               (ii) "Insider" shall mean any Participant who is directly or indirectly the beneficial owner of more than 10% of any class of any equity security (other than an exempted security) of the Sponsor (or the Company) which is registered pursuant to Section 12 of the Securities Exchange Act of 1934, or who is a "director" or an "officer" of the sponsor or the Company as those terms are interpreted under the Securities Exchange Act of 1934 for the purpose of determining persons subject to Section 16 of such Act.

          (b) Effective as of September 1, 2002 or as soon as administratively practicable thereafter, a Participant may elect to diversify his or her ESOP Account as follows:

               (i) Any Participant who is a Qualified Participant may elect to diversify up to 50% of the Company Stock allocated to his or her ESOP Account.

               (ii) The number of shares of Company Stock that may be diversified shall be determined by applying the diversification percentage of 50% to the total number of shares allocated to a Participant's ESOP Account and reducing such number by the number of shares of Company Stock previously diversified under this Section.

          (c) Notwithstanding the foregoing, effective as of January 1, 2002 and ending on the effective date of the diversification rules set forth in subsection (b) above, a Participant may elect to diversify his or her ESOP Account as follows:

               (i) Any Participant who is a Qualified Participant as of December 31, 2001 may elect to diversify up to 50% of the Company Stock allocated to his or her ESOP Account in accordance with the following schedule that increases the Diversification Percentage over the following three Plan Years:

     Plan Year        Diversification Percentage
     ---------        --------------------------
2002                           up to 25%
2003                           up to 40%
2004 and thereafter            up to 50%

               (ii) Any Participant who becomes a Qualified Participant on or after January 1, 2002 may elect to diversify up to 50% of the Company Stock allocated to his or her ESOP Account in accordance with the following schedule that increases the Diversification Percentage over the following three Plan Years:

                    Plan Year                      Diversification Percentage
                    ---------                      --------------------------
Plan Year after becoming a Qualified Participant           up to 25%
Next succeeding Plan Year                                  up to 40%
Next succeeding Plan Year and thereafter                   up to 50%

               (iii) The number of shares of Company Stock that may be diversified in any given Plan Year shall be determined by applying the Diversification Percentage in the above schedules to the total number of shares allocated to a Participant's ESOP Account as of the beginning of the Plan Year and reducing such number by the number of shares of Company Stock previously diversified under this Section.

          (d) For Plan Years prior to the 2002 Plan Year, each Qualified Participant shall be permitted to direct the Plan as to the diversification of 25 percent of the value of the vested portion of the Participant's ESOP Account within 90 days after the last day of each Plan Year during the Participant's Qualified Election Period. For the purpose of this paragraph
     (d), the term "Qualified Participant" means a Participant who has attained age 55 and who has completed at least 10 years of participation in the Plan and the term "Qualified Election Period" shall mean the six Plan Year period beginning with the Plan Year in which the Participant first becomes a Qualified Participant. Within 90 days after the close of the last Plan Year in the Participant's Qualified Election Period, a Qualified Participant may direct the Plan as to the diversification of 50 percent of the value of the vested portion of such ESOP Account. Upon such direction by a Qualified Participant, the Plan shall transfer to the Allergan, Inc. Savings and Investment Plan (the "SIP") that portion of the Participant's ESOP Account that is covered by the election within 90 days after the last day of the period during which the election can be made which shall be allocated to a rollover account maintained on behalf of the Qualified Participant. Under the SIP, the Qualified Participant may invest the amount so transferred under any of the investment options available under the SIP or may direct that the amount so transferred be distributed to him or her.

          (e) A Qualified Participant who elects to diversify his or her ESOP Account as provided under this Section shall do so by transferring diversified amounts to any of the investment funds currently offered and currently available to Participants as determined by the Committee pursuant to Section 6.3(c); provided, however, that any allocations among the investment funds shall be made in 1% increments. Any election to diversify shall be effective as soon as administratively feasible and subject to paragraph (f) below. A Qualified Participant shall effect a diversification election under procedures established by the Committee for this purpose.

          (f) For purposes of this Section and consistent with the requirements of Code Section 401(a)(28) if applicable, a Qualified Participant who is an Insider may only elect to diversify his or her ESOP Account if within six (6) months before the Participant's election, he or she has not made an election under the Allergan, Inc. Savings and Investment Plan or the provision of any company plan covered by Rule 16b-3 (promulgated pursuant to the Securities Exchange Act of 1934) then in existence that would result in the transfer into a Company equity securities fund.

     5.13. Lapsed Benefits.

          (a) In the event that a Participant's ESOP Account is payable under the Plan and after reasonable efforts the Participant cannot be located for the purpose of paying his or her ESOP Account during a period of three consecutive years, the Participant shall be presumed dead and his or her ESOP Account shall, upon the expiration of that three year period, be paid to the Participant's Beneficiary. If the Participant's Beneficiary cannot be located for the purpose of paying the Participant's ESOP Account for the following two years, then the Participant's ESOP Account shall, upon expiration of such two-year period, be forfeited and reallocated to the ESOP Accounts of other Participants as provided in Section 4.3.

          (b) If a Participant dies prior to receiving a distribution of the entire vested portion of his or her ESOP Account (other than a Participant presumed to have died as provided above) and if after reasonable efforts the Beneficiary of the Participant cannot be located for the purpose of paying the Participant's ESOP Account during a period of five consecutive years, the benefit shall, upon expiration of such five-year period, be forfeited and reallocated to the ESOP Accounts of the other Participants as provided in Section 4.3.

          (c) For purposes of this Section, the term "Beneficiary" shall include any person entitled under Section 5.8 to receive the vested interest of a deceased Participant or deceased designated Beneficiary. It is the intention of this Section that during the relevant waiting period (two years or five years) the vested portion of a Participant's ESOP Account shall be distributed to a Beneficiary in a lower priority category under
     Section 5.8 if no Beneficiary in a higher priority category can be located by the Committee after reasonable efforts have been made.

          (d) Notwithstanding the foregoing rules, if after such a forfeiture the Participant or a Beneficiary claims the forfeited ESOP Account, the amount forfeited shall be reinstated (without regard to any interest or investment earnings on such amount) and paid to the Participant or Beneficiary as soon as practical following the production of reasonable proof of the identity of the Participant or Beneficiary and his or her entitlement to the amounts forfeited (determined pursuant to the Plan's normal claim procedures under Section 7.10).

          (e) The Committee shall direct the Trustee with respect to the procedures to be followed concerning a missing Participant (or Beneficiary), and the Company shall be obligated to contribute to the Trust Fund any amounts necessary after the application of Section 4.3 to pay any reinstated benefit after it has been forfeited pursuant to the provisions of this Section.

                                   ARTICLE VI
                           TRUST FUND AND INVESTMENTS

     6.1. General. All contributions made under the Plan and investments made and property of any kind or character acquired with any such funds or otherwise contributed, and all income, profits, and proceeds derived therefrom, shall be held in Trust and shall be held and administered by the Trustee in accordance with the provisions of the Plan and Trust Agreement.

     6.2. Single Trust. Assets of the Trust shall be held in a separate fund which shall consist of the Trust Fund. Individual Participant interests in the Trust Fund shall be reflected in the ESOP Accounts maintained for the Participants. Notwithstanding the foregoing, the Trust Fund shall be treated as a single trust for purposes of investment and administration, and nothing contained herein shall require a physical segregation of assets for any fund or for any Account maintained under the Plan.

     6.3. Investment of the Trust.

          (a) Subject to paragraph (c) below and Sections 6.4 and 5.12 hereof, the Trust Fund shall be invested primarily in Company Stock and neither the Company nor the Committee nor the Trustee shall have any responsibility or duty to time any transaction involving Company Stock, in order to anticipate market conditions or changes in stock value, nor shall any such person have any responsibility or duty to sell Company Stock held in the Trust Fund (or otherwise to provide investment management for Company Stock held in the Trust Fund) in order to maximize return or minimize loss. The Committee may direct the Trustee to have the Plan enter into one or more Exempt Loans to finance the acquisition of Company Stock for the Trust Fund. Company contributions in cash, and other cash received or held by the Trustee, may be used to acquire shares of Company Stock from the Company, Company shareholders, from the ESOP Accounts of Participants about to receive distributions under the Plan, or on the open market.

          (b) Notwithstanding anything contained herein to the contrary, proceeds of an Exempt Loan shall be used, within a reasonable time after receipt by the Trust, only for the following purposes:

               (i) to acquire Company Stock;

               (ii) to repay the same Exempt Loan; or

               (iii) to repay any previous Exempt Loan.

          An Exempt Loan shall be repaid only from amounts loaned to the Trust and the proceeds of such loans, from Company contributions in cash and earnings attributable thereto, from any collateral given for the loan (including, in the case where the Exempt Loan is a refinancing of a prior Exempt Loan, unallocated Company Stock acquired with the proceeds of the prior Exempt Loan), and from dividends paid on Company Stock acquired with proceeds of the Exempt Loan. Except as provided in Section
     5.11 or as otherwise required by applicable law, no Company Stock acquired with the proceeds of an Exempt Loan may be subject to a put, call, or other option or buy-sell or similar arrangement while held by and when distributed from the Plan.

          (c) Notwithstanding paragraph (a) above, the Committee may establish separate investment funds under the Plan, with each fund representing an investment alternative available to Participants for the investment of their ESOP Accounts as provided in paragraph (d) below and Section 5.12. Each Participant shall have a subaccount under the Plan corresponding to the Participant's interest which is allocated to each investment fund. Each such subaccount may be valued separately. The manner in which assets of the Trust shall be invested in such investment funds, including the establishment of alternative investment funds, the elimination of any previously established funds, or the placement of limitations on the availability of an investment fund to Participants, shall be chosen by the Committee at its discretion. Amounts invested in any one of the investment funds shall not share in gains and losses experienced by any other fund. Notwithstanding the establishment of separate investment funds within the Trust, the Trust shall at all times constitute a single trust.

          (d) A Participant may elect at any time to transfer any cash or other property, including shares of Advanced Medical Optics, Inc. ("non-Company Stock assets") or amounts previously diversified under Section 5.12, accumulated in his or her ESOP Account among any of the investment funds currently offered and currently available to Participants as determined by the Committee pursuant to paragraph (c) above; provided, however, the total amount transferred shall be made in 1% increments of the amount accumulated in such funds. Any transfer among investment funds shall be effective as soon as administratively feasible. A Participant shall effect a transfer election under procedures established by the Committee for this purpose.

          (e) Notwithstanding anything in the Plan to the contrary, the following additional transfer restrictions shall apply to all Participants who are Insiders as defined in Section 5.12.

               (i) Any Insider who transfers amounts invested in Company Stock and into another fund or withdraws cash in a transaction that results in the liquidation of Company Stock (pursuant to Sections 5.7 or to the extent applicable under Section 5.12), may not for a period of six months following the Participant's election to so transfer funds or withdraw cash, as the case may be, make an election to transfer amounts from another fund and invest in Company Stock.

               (ii) Any Insider who transfers amounts invested in a non-Company Stock fund to invest in Company Stock, may not for a period of six months following the Participant's election to so transfer funds make an election to (1) sell Company Stock and transfer the proceeds to another fund, (2) withdraw cash that results in the liquidation of Company Stock or (3) make a diversification election under Section 5.12 subject to the requirements of Code
          Section 401(a)(28), if applicable or (4) utilize the Allergan Inc. Savings and Investment Plan or the provision of any Company plan covered by Rule 16b-3 (promulgated pursuant to the Exchange Act) then in existence that would result in the transfer out of a Company equity securities fund.

          (f) It is intended that to the extent a Participant may diversify or direct the investment of his or her ESOP Account under the Plan that the Plan constitute a plan described in Section 404(c) of ERISA and the regulations thereunder, and neither the Company, Committee, nor any fiduciary with respect to the Plan who is employed by the Company shall be liable for investment losses sustained by any Participant or Beneficiary as a direct and necessary result of the investment instructions given by such Participant or Beneficiary. Such fiduciaries set forth in the preceding sentence shall be under no duty to question the investment direction of the Participant or Beneficiary or to advise a Participant or Beneficiary as to the manner in which his or her ESOP Account is to be invested. The fact that an investment option is offered shall not be construed to be a recommendation of investment.

          (g) On June 29, 2002, Allergan spun-off AMO and distributed the stock of AMO (referred to in the Plan as "AMO Stock") to its shareholders. The following provisions of the Plan shall apply to AMO Stock as if the term "AMO Stock" was substituted for the term "Company Stock": Section 6.4 (Certain Offers for Company Stock); Section 6.5 (Securities Law Limitation); Section 6.7 (Dividends); Section 6.14 (Appointment of Investment Manager); Section 7.1 (Appointment of Committee); Section 7.2 (Appointment of Investment Subcommittee); Section 7.7 (Additional Powers of Committee); Section 7.8 (Investment Subcommittee Powers); Section 7.14 (Compensation of Committees and Plan Expenses); and Section 7.16 (Voting of Company Stock), as applicable.

     6.4. Certain Offers for Company Stock. Notwithstanding any other provision of the Plan to the contrary, in the event an offer shall be received by the Trustee (including but not limited to a tender offer or exchange offer within the meaning of the Securities Exchange Act of 1934, as from time to time amended and in effect) to acquire any or all shares of Company Stock held by the Trust (an "Offer"), whether or not such Company Stock is allocated to Participants' ESOP Accounts, the discretion or authority to sell, exchange or transfer any of such shares of Company Stock shall be determined in accordance with the following rules:

          (a) The Trustee shall have no discretion or authority to sell, exchange or transfer any Company Stock pursuant to an Offer except to the extent, and only to the extent that the Trustee is timely directed to do so in writing (i) with respect to any Company Stock held by the Trustee subject to such Offer and allocated to any Participant's ESOP Account, by each Participant to whose ESOP Account any of such Company Stock is allocated and (ii) with respect to any Company Stock held by the Trustee subject to such Offer and not allocated to any Participant's ESOP Account, by each Participant who is an Eligible Employee with respect to a number of shares (including fractional shares) of such unallocated Company Stock equal to the total number of shares of such unallocated Company Stock multiplied by a fraction the numerator of which is the annualized Compensation of such Participant for the calendar year in which such Offer is made and the denominator of which is the total annualized Compensation for the calendar year in which such Offer is made of all such Participants who are Eligible Employees.

          (b) To the extent there remains any residual fiduciary responsibility with respect to Company Stock pursuant to an Offer after application of paragraph (a) above, the Trustee shall sell, exchange or transfer such Company Stock as directed by the Committee or as directed by an independent fiduciary if duly appointed by the Sponsor. To the extent the Committee or an independent fiduciary is required to exercise any residual fiduciary responsibility with respect to an Offer, the Committee or independent fiduciary shall take into account in exercising its fiduciary judgment, unless it is clearly imprudent to do so, directions timely received from Participants, as such directions are most indicative of what action is in the best interests of Participants. Further, the Committee or independent fiduciary, in addition to taking into consideration any relevant financial factors bearing on any such decision, shall take into consideration any relevant non-financial factors, including, but not limited to, the continuing job security of Participants as employees of the Sponsor or any Affiliated Company, conditions of employment, employment opportunities and other similar matters, and the prospect of the Participants and prospective Participants for future benefits under the Plan (including any subsequent release and allocation of Company Stock held in the Exempt Loan Suspense Subfund).

          (c) Upon timely receipt of such instructions, the Trustee shall, subject to the provisions of paragraphs (e) and (o) of this Section, sell, exchange or transfer pursuant to such Offer, only such shares as to which such instructions were given. The Committee shall use its best efforts to communicate or cause to be communicated to each Participant the consequences of any failure to provide timely instructions to the Trustee.

          (d) In the event, under the terms of an Offer or otherwise, any shares of Company Stock tendered for sale, exchange or transfer pursuant to such Offer may be withdrawn from such Offer, the Trustee shall follow such instructions respecting the withdrawal of such shares from such Offer in the same manner and the same proportion as shall be timely received by the Trustee from the Participants entitled under this Section to give instructions as to the sale, exchange or transfer of shares pursuant to such Offer.

          (e) In the event that an Offer for fewer than all of the shares of Company Stock held by the Trustee in the Trust shall be received by the Trustee, each Participant shall be entitled to direct the Trustee as to the acceptance or rejection of such Offer (as set forth herein) with respect to the largest portion of such Company Stock as may be possible given the total number or amount of shares of Company Stock the Plan may sell, exchange or transfer pursuant to the Offer based upon the instructions received by the Trustee from all other Participants who shall timely instruct the Trustee pursuant to this paragraph to sell, exchange or transfer such shares pursuant to such Offer, each on a pro rata basis in accordance with the maximum number of shares each such Participant would have been permitted to direct under paragraph (a) had the Offer been for all shares of Company Stock held in the Trust.

          (f) In the event an Offer is received by the Trustee and instructions have been solicited from Participants regarding such Offer, and prior to termination of such Offer, another Offer is received by the Trustee for the Company Stock subject to the first Offer, the Trustee shall inform the Committee of such other Offer and the Committee shall use its best efforts under the circumstances to solicit instructions from the Participants (i) with respect to securities tendered for sale, exchange or transfer pursuant to the first Offer, whether to withdraw such tender, if possible, and, if withdrawn, whether to tender any Company Stock so withdrawn for sale, exchange or transfer pursuant to the second Offer and (ii) with respect to Company Stock not tendered for sale, exchange or transfer pursuant to the first Offer, whether to tender or not to tender such Company Stock for sale, exchange or transfer pursuant to the second Offer. The Trustee shall follow all such instructions received in a timely manner from Participants in the same manner and in the same proportion as provided in paragraph (a) of this Section. With respect to any further Offer for any Company Stock received by the Trustee and subject to any earlier Offer (including successive Offers from one or more existing offers), the Trustee shall act in the same manner as described above.

          (g) With respect to any Offer received by the Trustee, the Trustee shall inform the Sponsor of such Offer and the Sponsor shall distribute, at its expense, copies of all relevant material including but not limited to material filed with the Securities and Exchange Commission with such Offer or regarding such Offer, which shall seek confidential written instructions from each Participant who is entitled to respond to such Offer pursuant to paragraph (a). The identities of Participants, the amount of Company Stock allocated to their ESOP Accounts, and the Compensation of each Participant shall be determined from the list of Participants delivered to the Sponsor by the Committee which shall take all reasonable steps necessary to provide the Sponsor with the latest possible information.

          (h) The Sponsor shall distribute and/or make available to each Participant who is entitled to respond to an Offer pursuant to paragraphs
     (a), an instruction form to be used by each such Participant who wishes to instruct the Trustee. The instruction form shall state that (i) if the Participant fails to return an instruction form to the Trustee by the indicated deadline, the Company Stock with respect to which he or she is entitled to give instructions shall not be sold, exchanged or transferred pursuant to such Offer unless the Trustee is directed otherwise as provided in paragraph (b) above, (ii) the Participant shall be a named fiduciary (as described in paragraph (m) below) with respect to all shares of Company Stock for which he or she is entitled to give instructions, and (iii) the Company acknowledges and agrees to honor the confidentiality of the Participant's instructions to the Trustee.

          (i) Each Participant may choose to instruct the Trustee in one of the following two ways: (i) not to sell, exchange or transfer any shares of Company Stock for which he or she is entitled to give instructions, or (ii) to sell, exchange or transfer all

     Company Stock for which he or she is entitled to give instructions. The Sponsor shall follow up with additional mailings and postings of bulletins, as reasonable under the time constraints then prevailing, to obtain instructions from Participants not otherwise responding to such requests for instructions. Subject to paragraph (e), the Trustee shall then sell, exchange or transfer shares according to instructions from Participants, except that shares for which no instructions are received shall not be sold, exchanged or transferred unless directed otherwise as provided in paragraph (b) above.

          (j) The Sponsor shall furnish former Participants who have received distributions of Company Stock so recently as to not be shareholders of record with the information given to Participants pursuant to paragraphs
     (g), (h) and (i) of this Section. The Trustee shall then sell, exchange or transfer shares according to instructions from such former Participants, except that shares for which no instructions are received shall not be sold, exchanged or transferred.

          (k) Neither the Company, the Committee nor the Trustee shall express any opinion or give any advice or recommendation to any Participant concerning the Offer, nor shall they have any authority or responsibility to do so.

          (l) The Trustee shall not reveal or release a Participant's instructions to the Company, its officers, directors, employees, or representatives. If some but not all Company Stock held by the Trust is sold, exchanged, or transferred pursuant to an Offer, the Company, with the Trustee's cooperation, shall take such action as is necessary to maintain the confidentiality of Participant's records including, without limitation, establishment of a security system and procedures which restrict access to Participant records and retention of an independent agent to maintain such records. If an independent record keeping agent is retained, such agent must agree, as a condition of its retention by the Sponsor, not to disclose the composition of any Participant ESOP Accounts to the Company, its officers, directors, employees, or representatives. The Company acknowledges and agrees to honor the confidentiality of Participants' instructions to the Trustee.

          (m) Each Participant shall be a named fiduciary (as that term is defined in Section 402(a)(2) of ERISA) with respect to Company Stock allocated to his or her ESOP Account under the Plan and with respect to his or her pro-rata portion of the unallocated Company Stock for which he or she is entitled to issue instructions in accordance with paragraph (a) of this Section solely for purposes of exercising the rights of a shareholder with respect to an Offer pursuant to this Section 6.4 and voting rights pursuant to Section 7.16.

          (n) To the extent that an Offer results in the sale of Company Stock in the Trust and allocated to the ESOP Accounts of Participants, the Committee shall instruct the Trustee as to the investment of the proceeds of such sale. To the extent that an Offer results in the sale of Company Stock in the Trust and not allocated to the ESOP Accounts of any Participant, the proceeds from such sale shall first be applied to repay the fullest extent possible, all Exempt Loans then outstanding. To effect such repayment, the

     Trustee shall seek such consents and approvals from lenders under any Exempt Loans as may be necessary or convenient to permit the tender of shares of Company Stock held in the Exempt Loan Suspense Subfund. To the extent that proceeds from the sale of shares held in the Exempt Loan Suspense Subfund exceed the outstanding principal and interest of all Exempt Loans, such excess proceeds shall be allocated to each Eligible Participant's (as defined in Section 4.2(d)) Non-Stock Subaccount in the same manner as allocations under Section 4.2(a); provided, however, that only an Eligible Participant who is employed on the date of the closing of the sale pursuant to the Offer shall be deemed an Eligible Participant entitled to an allocation of excess sale proceeds for purposes of this
     Section 6.4(n) only. To the extent that less than all of the shares of Company Stock held in the Exempt Loan Suspense Subfund are tendered in an Offer and repayment of an Exempt Loan results in a release of shares of Company Stock from the Exempt Loan Suspense Subfund in excess of those tendered in such Offer, the excess released shares of Company Stock shall be allocated to each Eligible Participant's ESOP Account in the same manner as allocations under Section 4.2(c); provided, however, that only an Eligible Participant who is employed on the date of the closing of the sale pursuant to the Offer shall be deemed an Eligible Participant entitled to an allocation of Company Stock for purposes of this Section 6.4(n) only. To the extent that allocations to Eligible Participants under this Section 6.4(n) constitute Annual Additions, all such allocations shall be subject to the limitations set forth in Article XI hereof. Any allocations to which Eligible Participants would be entitled under this Section 6.4(n) but for the limitations of Article XI, shall be held in the 415 Suspense Account and allocated to Eligible Participants in accordance with Article XI.

          (o) In the event a court of competent jurisdiction shall issue to the Plan, the Committee, the Sponsor or the Trustee an opinion or order, which shall, in the opinion of counsel to the Committee, the Sponsor or the Trustee, invalidate, in all circumstances or in any particular circumstances, any provision or provisions of this Section regarding the determination to be made as to whether or not Company Stock held by the Trustee shall be sold, exchanged or transferred pursuant to an Offer or cause any such provision or provisions to conflict with securities laws, then, upon notice thereof to the Committee, the Sponsor or the Trustee, as the case may be, such invalid or conflicting provisions of this Section shall be given no further force or effect. In such circumstances, the Trustee shall continue to follow instructions received from Participants, to the extent such instructions have not been invalidated by such order or opinion. To the extent the Trustee is required by such opinion or order to exercise any residual fiduciary responsibility with respect to such Offer, the Sponsor shall appoint an independent fiduciary who shall exercise such residual fiduciary responsibility as provided in paragraph (b) above and shall direct the Trustee as to whether or not Company Stock held by the Trustee shall be sold, exchanged or transferred pursuant to such Offer.

     6.5. Securities Law Limitation. Neither the Committee nor the Trustee shall be required to engage in any transaction, including without limitation, directing the purchase or sale of Company Stock, which either determines in its sole discretion might tend to subject itself, its members, the Plan, the Company, or any Participant or Beneficiary to a liability under federal or state securities laws.

     6.6. Accounting and Valuations.

          (a) The following special accounting rules shall apply to the Trust Fund.

               (i) Each Participant's ESOP Account shall consist of (1) a portion comprised of cash and all other assets except for Company Stock and AMO Stock (the "Non-Stock Subaccount"); (2) a portion comprised solely of AMO Stock (the "AMO Subaccount"); and (3) a portion comprised solely of Company Stock (the "Stock Subaccount").

               (ii) Gains or losses on Non-Stock Subaccounts shall be credited in accordance with this Section as if the Non-Stock Subaccounts collectively constituted a separate pooled investment fund.

               (iii) Stock Subaccounts shall be credited with a specific number of shares of Company Stock rather than an individual interest in a pool of Company Stock.

               (iv) AMO Subaccounts shall be credited with a specific number of shares of AMO Stock rather than an individual interest in a pool of AMO Stock.

          (b) Non-Stock Subaccounts may be invested in Company Stock from time to time, and Company Stock so acquired shall be allocated among Stock Subaccounts in proportion to the amount debited to the corresponding Non-Stock Subaccounts.

          (c) As of each Valuation Date each Participant's Non-Stock Subaccount shall be credited (debited) with the "allocable share" of the net income
     (loss) of the non-Company Stock portion of the Trust Fund valued as of such Valuation Date in proportion to Non-Stock Subaccount balances. For this purpose, except as provided in Section 6.7, the net income (loss) of the Trust Fund shall not include any income with respect to securities in the Exempt Loan Suspense Subfund acquired with the proceeds of an Exempt Loan.

          (d) In making valuations required by the Plan, the Trustee shall value all assets of the Trust at fair market value. Such fair market value shall be determined from facts reasonably available to the Trustee. In making said determination, the Trustee may, but need not, select and rely upon the advice and opinions of appraisers, brokers, investment counsel, or any other persons believed by the Trustee to be competent. Any determination of value so made shall, for all purposes of the Plan, conclusively establish such value.

          (e) If Company Stock is readily tradeable stock (as that term is used under Code Section 409(h)), valuation of each Participant's Stock Subaccount shall, at any relevant times, be worth the fair market value on that date of the shares of Company Stock credited to it. Valuations of any Company Stock held by the Trust which is not readily tradable stock shall be performed by an independent appraiser or valuation consultant.

          (f) The Committee shall establish accounting procedures for the purpose of making the allocations, valuations and adjustments to Participants' ESOP Accounts provided for in Article VI hereof. Such accounting procedures shall include adequate records of the cost basis of Company Stock allocated to ESOP Accounts and the identity of shares acquired with the proceeds of an Exempt Loan. From time to time, the Committee may modify its accounting procedures for the purpose of achieving equitable and nondiscriminatory allocations among the ESOP Accounts of Participants in accordance with the provisions of the Plan.

          (g) In the event any rights, warrants, or options are issued with respect to Company Stock held in Stock Subaccounts, the Committee shall direct the Trustee as to whether such rights, warrants, or options shall be exercised for such Subaccounts using cash as may be available in corresponding Non-Stock Subaccounts. Company Stock so acquired shall be credited to corresponding Stock Subaccounts in proportion to the amount of cash withdrawn from the corresponding Non-Stock Subaccounts. A Participant shall have no right to request, direct, or demand that the Trust exercise on his or her behalf rights to purchase Company Stock.

          (h) The Participants and their Beneficiaries shall assume all risks in connection with any decrease in the value of any assets invested in the Trust Fund which are allocated to their ESOP Accounts.

          (i) Paragraphs (e) and (g) of this Section 6.6 shall apply to AMO Stock as if the term "AMO Stock" was substituted for the term "Company Stock" and the term "AMO Subaccount" was substituted for the term "Stock Subaccount," as applicable.

     6.7. Dividends.

          (a) As determined by the Committee, dividends on shares of Company Stock allocated to ESOP Accounts shall be either (i) applied to repay an Exempt Loan then outstanding; (ii) paid directly to Participants or Beneficiaries; or (iii) retained in the Trust and treated as net income of the Trust. Any resulting allocation shall be made according to the following rules:

               (i) If cash dividends are used to repay an Exempt Loan, the appropriate number of shares of Company Stock shall be released from the Exempt Loan Suspense Subfund pursuant to Section 4.2(b). Notwithstanding the foregoing, if the fair market value of the shares released pursuant to Section 4.2(b) from the application of cash dividends to repay an Exempt Loan under this Section 6.7(a)(i) is less than such cash dividends, additional shares shall be released from the Exempt Loan Suspense Subfund until the fair market value of such released shares equals the amount of such cash dividends. Such Company Stock shall be allocated to Participants' Stock Subaccounts in proportion to the number of shares of Company Stock allocated to Participants' Stock Subaccounts for which such cash dividend was paid.

               (ii) If cash dividends are retained in the Trust and are not used to pay expenses of the Plan, such dividends shall be allocated as of the date specified by the Committee to Non-Stock Subaccounts in proportion to the shares of Company Stock held in corresponding Stock Subaccounts for which such dividends were distributed to the Trust.

               (iii) If stock dividends are retained in the Trust and are not used to pay expenses of the Plan, such dividends shall be credited on the date specified by the Committee to Stock Subaccounts in proportion to the shares of Company Stock held in such Subaccounts for which such dividends were distributed to the Trust.

               (iv) If the Committee determines that cash or stock dividends shall be distributed directly to Participants or Beneficiaries, such dividends shall be distributed on the date specified by the Committee in proportion to the shares of Company Stock held in such Participant's or Beneficiary's Stock Subaccount for which such dividends were distributed.

               (v) If cash dividends are received by the Trust on or after January 1, 2002, such dividends to the extent received on shares of Company Stock allocable to a Participant's ESOP Account shall be reinvested in Company Stock and held in such Participant's or Beneficiary's Stock Subaccounts, or to the extent such dividends are vested, shall be distributed to the Participant or Beneficiary not later than 90 days after the close of the Plan Year in which such dividends are paid if so elected by the Participant or Beneficiary.

          (b) As determined by the Committee, dividends on shares of Company Stock held in the Exempt Loan Suspense Subfund or on shares of Company Stock contributed to the Trust Fund but not yet allocated to Participant's ESOP Accounts shall be either (i) applied to repay an Exempt Loan then outstanding or (ii) retained in the Trust. Any resulting allocation shall be made according to the following rules:

               (i) If cash or stock dividends are used to repay an Exempt Loan, the appropriate number of shares of Company Stock shall be released from the Exempt Loan Suspense Subfund pursuant to Section 4.2(b). Such Company Stock shall be allocated to Participants Stock Subaccounts pursuant to Section 4.2(c).

               (ii) If cash dividends are not used to repay an Exempt Loan, they shall be considered income of the Trust and, if not used to pay expenses of the Plan, shall be allocated to Participants' ESOP Accounts in proportion to their respective ESOP Account balances.

               (iii) If stock dividends are not used to repay an Exempt Loan or used to pay expenses of the Plan, they shall be retained in the Exempt Loan Suspense Subfund until released from such Subfund pursuant to
          Section 4.2(b) and allocated to Participants Stock Subaccounts pursuant to Section 4.2(c).

     6.8. Non-Diversion of Trust Fund. Except as hereinafter provided, all assets of the Trust shall be held by the Trustee for the exclusive benefit of Plan Participants and Beneficiaries. At no time shall any part of the Trust be used for or diverted to purposes other than for the exclusive benefit of the Participants and Beneficiaries under the Plan except as follows:

          (a) In the case of a contribution which is made by a mistake of fact, that contribution at the Sponsor's written request, shall be returned to the Company as directed by the Sponsor within one (1) year after it is made.

          (b) All contributions to the Trust are hereby conditioned upon the Plan satisfying all of the requirements of Code Section 401(a), as evidenced by the issuance by the Internal Revenue Service of a favorable determination letter with respect to the Plan. If the Plan does not qualify, the Plan may be revoked at the Sponsor's written election, and any or all such contributions with respect to the portion revoked may be returned to the Company within one year after the date of the Internal Revenue Service's denial of the qualification of the Plan or a portion thereof. Upon such a revocation the affairs of the Plan and Trust shall be terminated and wound up as the Sponsor shall direct.

          (c) Contributions to the Trust Fund are conditioned on deductibility under Code Section 404. To the extent a deduction is disallowed and at the Sponsor's written request, such contributions shall be returned to the Company as directed by the Sponsor within one year after the disallowance.

          (d) The residue of the 415 Suspense Account that cannot be allocated to Participants upon a Plan termination shall revert to the Company as directed by the Sponsor in accordance with the provisions of Section 11.6.

     6.9. Company, Committee and Trustee Not Responsible for Adequacy of Trust Fund. Neither any member of the Committee, any Trustee nor the Company shall be liable or responsible for the adequacy of the Trust to meet and discharge any or all payments and liabilities hereunder. All Plan benefits will be paid only from the Trust assets, and neither any member of the Committee, any Trustee, nor the Company shall have any duty or liability to furnish the Trust with any funds, securities or other assets except as expressly provided in the Plan. Except as required under the Plan or Trust or under Part 4 of Subtitle B, Title I of ERISA, the Company shall not be responsible for any decision, act, or omission of a Trustee or a member of the Committee or any Investment Manager (if applicable), or responsible for the application of any moneys, securities, investments, or other property paid or delivered to the Trustee.

     6.10. Distributions. Money and property of the Trust shall be paid out, disbursed, or applied by the Trustee for the benefit of Participants and Beneficiaries under the Plan in accordance with directions received by the Trustee from the Committee. Upon direction of the Committee, the Trustee may pay money or deliver property from the Trust for any purpose authorized under the Plan. The Trustee shall be fully protected in paying out money or delivering property from the Trust from time to time upon written order of the Committee and shall not be liable for the application of such money or property by the Committee.

     The Trustee shall not be required to determine or to make any investigation to determine the identity or mailing address of any person entitled to benefits hereunder and shall have discharged its obligation in that respect when it shall have sent checks or other property by first-class mail to such persons at their respective addresses as may be certified to it by the Committee.

     6.11. Taxes. If the whole or any part of the Trust, or the proceeds thereof, shall become liable for the payment of any estate, inheritance, income or other tax, charge, or assessment which the Trustee shall be required to pay, the Trustee shall have full power and authority to pay such tax, charge, or assessment out of any moneys or other property in its hands for the account of the person whose interests hereunder are so liable, but at least ten (10) days prior to making any such payment, the Trustee shall mail notice to the Committee of its intention to make such payment. Prior to making any transfers or distributions of any of the Trust, the Trustee may require such releases or other documents from any lawful taxing authority as it shall deem necessary.

     6.12. Trustee Records to be Maintained. The Trustee shall keep accurate and detailed accounts of all investments, receipts, disbursements, and other transactions hereunder, and all accounts, books, and records relating thereto shall be open to inspection and audit at all reasonable times by any person designated by the Company (subject to the provisions of Sections 6.4(1) and 7.13(c)).

     6.13. Annual Report of Trustee. Promptly following the close of each Plan Year (or such other period as may be agreed upon between the Trustee and Committee), or promptly after receipt of a written request from the Company, the Trustee shall prepare for the Company a written account which will enable the Company to satisfy the annual financial reporting requirements of ERISA, and which will set forth among other things all investments, receipts, disbursements, and other transactions effected by the Trustee during such Plan Year or during the period from the close of the last Plan Year to the date of such request. Such account shall also describe all securities and other investments purchased and sold during the period to which it refers, the cost of acquisition or net proceeds of sale, the securities and investments held as of the date of such account, and the cost of each item thereof as carried on the books of the Trustee. All accounts so filed shall be open to inspection during business hours by the Company, the Committee, and by Participants and Beneficiaries of the Plan (subject to the provisions of Sections 6.4(1) and 7.13(c)).

     6.14. Appointment of Investment Manager. From time to time the Committee, in accordance with Section 7.7 hereof, may appoint one or more Investment Managers who shall have investment management and control over assets of the Trust not invested or to be invested in Company Stock. The Committee shall notify the Trustee of such assets of the appointment of the Investment Manager. In the event more than one Investment Manager is appointed, the Committee shall determine which assets shall be subject to management and control by each Investment Manager and shall also determine the proportion in which funds withdrawn or disbursed shall be charged against the assets subject to each Investment Manager's management and control. As shall be provided in any contract between an Investment Manager and the Committee, such Investment Manager shall hold a revocable proxy with respect to all securities which are held under the management of such Investment Manager pursuant to such contract (except for Company Stock), and such Investment Manager shall report the voting of all securities subject to such proxy on an annual basis to the Committee.

                                   ARTICLE VII
                          OPERATION AND ADMINISTRATION

     7.1. Appointment of Committee. There is hereby created a committee (the "Committee") which shall exercise such powers and have such duties in administering the Plan as are hereinafter set forth. The Board of Directors shall determine the number of members of such Committee. The members of the Committee shall be appointed by the Board of Directors and such Board shall from time to time fill all vacancies occurring in said Committee. The members of the Committee shall constitute the Named Fiduciaries of the Plan within the meaning of Section 402(a)(2) of ERISA; provided that solely for purposes of Section 6.4 hereof, Participants shall be Named Fiduciaries with respect to shares of Company Stock for which they have the right to sell, transfer, or exchange pursuant to Section 6.4 and solely for purposes of Section 7.16, Participants shall be Named Fiduciaries with respect to shares of Company Stock on matters as to which they are entitled to provide voting directions pursuant to Section 7.16.

     7.2. Appointment of Investment Subcommittee. There is hereby created an investment subcommittee of the Committee (hereinafter referred to as the "Investment Subcommittee" for purposes of this Article VII) which shall exercise management and control over the assets of the Trust. The Board of Directors, acting through its Organization and Compensation Committee, shall determine the number of members of the Investment Subcommittee. The members of the Investment Subcommittee shall be appointed by the Board of Directors, acting through its Organization and Compensation Committee, and shall from time to time appoint such members to or fill any vacancies in the Investment Subcommittee. The members of the Investment Subcommittee shall constitute the Named Fiduciaries of the Plan within the meaning of Section 402(a)(2) of ERISA with respect to the management and control of the assets of the Trust; provided that solely for purposes of Section 6.4 hereof, Participants shall be Named Fiduciaries with respect to shares of Company Stock for which they have the right to sell, transfer, or exchange pursuant to Section 6.4 and solely for purposes of Section 7.16, Participants shall be Named Fiduciaries with respect to shares of Company Stock on matters as to which they are entitled to provide voting directions pursuant to Section 7.16.

     7.3. Transaction of Business. The Committee and Investment Subcommittee shall transact business as provided in paragraphs (a) and (b), respectively:

          (a) A majority of the Committee shall constitute a quorum for the transaction of business. Actions of the Committee may be taken either by vote at a meeting or in writing without a meeting. All action taken by the Committee at any meeting shall be by a vote of the majority of those present at such meeting. All action taken in writing without a meeting shall be by a vote of the majority of those responding in writing. All notices, advices, directions and instructions to be transmitted by the Committee shall be in writing and signed by or in the name of the Committee. In all its communications with the Trustee, the Committee may, by either of the majority actions specified above, authorize any one or more of its members to execute any document or documents on behalf of the Committee, in which event it shall notify the Trustee in writing of such action and the name or names of its members so designated and the Trustee shall thereafter accept and rely upon any documents executed by such member or members as representing action by the Committee until the Committee shall file with the Trustee a written revocation of such designation.

          (b) A majority of the Investment Subcommittee shall constitute a quorum for the transaction of business. Actions of the Investment Subcommittee may be taken either by vote at a meeting or in writing without a meeting. All action taken by the Investment Subcommittee at any meeting shall be by a vote of the majority of those present at such meeting. All action taken in writing without a meeting shall be by a vote of the majority of those responding in writing. All notices, advices, directions and instructions to be transmitted by the Investment Subcommittee shall be in writing and signed by or in the name of the Investment Subcommittee. In all its communications with the Trustee, the Investment Subcommittee may, by action specified above, authorize any one or more of its members to execute any document or documents on behalf of the Investment Subcommittee, in which event it shall notify the Trustee in writing of such action and the name or names of its members so designated and the Trustee shall thereafter accept and rely upon any documents executed by such member or members as representing action by the Investment Subcommittee until the Investment Subcommittee shall file with the Trustee a written revocation of such designation.

     7.4. Voting. Any member of the Committee who is also a Participant hereunder shall not be qualified to act or vote on any matter relating solely to himself or herself, and upon such matter his or her presence at a meeting shall not be counted for the purpose of determining a quorum. If, at any time a member of the Committee is not so qualified to act or vote and the qualified members of the Committee shall be reduced below two (2), the Board of Directors shall promptly appoint one or more special members to the Committee so that there shall be at least one qualified member to act upon the matter in question. Such special Committee members shall have power to act only upon the matter for which they were especially appointed and their tenure shall cease as soon as they have acted upon the matter for which they were especially appointed.

     7.5. Responsibility of Committees. The responsibilities of the Committee and Investment Subcommittee shall be as provided in paragraphs (a) and (b), respectively:

          (a) The authority to manage and control the operation and administration of the Plan, the general administration of the Plan, the responsibility for carrying out the Plan, and to the extent provided in
     Section 7.7(f), the authority and responsibility to manage and control the assets of the Trust are hereby delegated by the Board of Directors to and vested in the Committee except to the extent reserved to the Board of Directors, the Sponsor, or the Company. Subject to the limitations of the Plan, the Committee shall, from time to time, establish rules for the performance of its functions and the administration of the Plan. In the performance of its functions, the Committee shall not discriminate in favor of Highly Compensated Employees.

          (b) The authority and responsibility to manage and control the assets of the Trust are hereby delegated by the Board of Directors, acting through its Organization and Compensation Committee, to and vested in the Investment Subcommittee except to the extent reserved to the Board of Directors or the Board of Directors, acting through its Organization and Compensation Committee, or the Sponsor. Subject to the limitations of the Plan, the Investment Subcommittee shall, from time to time, establish rules for the performance of its functions.

     7.6. Committee Powers. The Committee shall have all discretionary powers necessary to supervise the administration of the Plan and control its operations. In addition to any discretionary powers and authority conferred on the Committee elsewhere in the Plan or by law, the Committee shall have, but not by way of limitation, the following discretionary powers and authority:

          (a) To designate agents to carry out responsibilities relating to the Plan, other than fiduciary responsibilities as provided in Section 7.7.

          (b) To employ such legal, actuarial, medical, accounting, clerical, and other assistance as it may deem appropriate in carrying out the provisions of the Plan, including one or more persons to render advice with regard to any responsibility any Named Fiduciary or any other fiduciary may have under the Plan.

          (c) To establish rules and regulations from time to time for the conduct of the Committee's business and the administration and effectuation of the Plan.

          (d) To administer, interpret, construe, and apply the Plan and to decide all questions which may arise or which may be raised under the Plan by any Employee, Participant, former Participant, Beneficiary or other person whatsoever, including but not limited to all questions relating to eligibility to participate in the Plan, the amount of Credited Service of any Participant, and the amount of benefits to which any Participant or his or her Beneficiary may be entitled.

          (e) To determine the manner in which the assets of the Plan, or any part thereof, shall be disbursed.

          (f) Subject to provisions (a) through (d) of Section 8.1, to make administrative amendments to the Plan that do not cause a substantial increase or decrease in benefit accruals to Participants and that do not cause a substantial increase in the cost of administering the Plan.

          (g) To perform or cause to be performed such further acts as it may deem to be necessary, appropriate or convenient in the efficient administration of the Plan.

     Any action taken in good faith by the Committee in the exercise of discretionary power conferred upon it by the Plan shall be conclusive and binding upon the Participants and their Beneficiaries. All discretionary powers conferred upon the Committee shall be absolute; provided, however, that all such discretionary power shall be exercised in a uniform and nondiscriminatory manner.

     7.7. Additional Powers of Committee. In addition to any discretionary powers or authority conferred on the Committee elsewhere in the Plan or by law, such Committee shall have the following discretionary powers and authority:

          (a) To appoint one or more Investment Managers to manage and control any or all of the assets of the Trust not invested or to be invested in Company Stock.

          (b) To designate persons (other than the members of the Committee) to carry out fiduciary responsibilities, other than any responsibility to manage or control the assets of the Trust;

          (c) To allocate fiduciary responsibilities among the members of the Committee, other than any responsibility to manage or control the assets of the Trust;

          (d) To cancel any such designation or allocation at any time for any reason;

          (e) To direct the voting of any Company Stock or any other security held by the Trust subject to Section 7.16 hereof; and

          (f) To exercise management and control over the assets of the Trust to the extent provided in paragraph (a) above and in Section 7.9 (relating to review by the Committee of the long-run and short-run financial needs of the Plan and the determination of the funding policy for the Plan).

     Any action under this Section 7.7 shall be taken in writing, and no designation or allocation under Subsection (a), (b) or (c) shall be effective until accepted in writing by the indicated responsible person.

     7.8. Investment Subcommittee Powers. The Investment Subcommittee shall have all discretionary powers necessary to manage and control the assets of the Trust, including but not limited to, the following:

          (a) To exercise management and control over the assets of the Trust except to the extent the Committee appoints an Investment Manager pursuant to Section 7.7(a) and subject to the requirement that all action taken by the Investment Subcommittee shall be in accordance and consistent with the funding policy established by the Committee and shall be communicated to the Committee at periodic intervals.

          (b) To employ consulting, actuarial, and other assistance as it may deem appropriate in carrying out its responsibilities under the Plan, including one or more persons to render advice with regard to any fiduciary responsibility the Investment Subcommittee may have under the Plan.

          (c) To establish rules and regulations from time to time for the conduct of the Investment Subcommittee's business.

          (d) To direct the Trustee, in writing, from time to time, to invest and reinvest the Trust Fund, or any part thereof, or to purchase, exchange, or lease any property, real or personal, which the Investment Subcommittee may designate. This shall include the right to direct the investment of all or any part of the Trust in any one security or any one type of securities permitted hereunder.

          (e) To direct the purchase and sale of Company Stock (and any other securities that are "qualifying employer securities" as defined in Code
     Section 4975(e)) for the Trust.

     Any action taken in good faith by the Investment Subcommittee in the exercise of discretionary powers conferred upon it by the Plan shall be conclusive and binding upon the Participants and their Beneficiaries.

     7.9. Periodic Review of Funding Policy. Notwithstanding the delegation of authority and responsibility to manage and control the assets of the Trust to the Investment Subcommittee, the Committee, at periodic intervals, shall review the long-run and short-run financial needs of the Plan and shall determine a funding policy for the Plan consistent with the objectives of the Plan and the minimum funding standards of ERISA, if applicable. In determining such funding policy the Committee shall take into account, at a minimum, not only the long-term investment objectives of the Trust Fund consistent with the prudent management of the assets thereof, but also the short-run needs of the Plan to pay benefits. All actions taken by the Committee with respect to the funding policy of the Plan, including the reasons therefor, shall be fully reflected in the minutes of the Committee.

     7.10. Claims Procedures. If a Participant or his or her Beneficiary believes that he or she is being denied any rights or benefits under the Plan, the Participant, Beneficiary, or in either case, his or her authorized representative (the "Claimant") shall follow the administrative procedures for filing a claim for benefits as set forth in this Section. A claim for benefits shall be in writing and shall be reviewed by the Committee or a claims official designated by the Committee. The Committee or claims official shall review a claim for benefits in accordance with the procedures established by the Committee subject to the following administrative procedures set forth in this Section.

          (a) The Committee shall furnish the Claimant with written or electronic notice of the decision rendered with respect to a claim for benefits within 90 days following receipt by the Committee (or its delegate) of the claim unless the Committee determines that special circumstances require an extension of time for processing the claim. In the event an extension is necessary, written or electronic notice of the extension shall be furnished to the Claimant prior to the expiration of the initial 90 day period. The notice shall indicate the special circumstances requiring an extension of time and the date by which a final decision is expected to be rendered. In no event shall the period of the extension exceed 90 days from the end of the initial 90 day period.

          (b) In the case of a denial of the Claimant's claim, the written or electronic notice of such denial shall set forth (i) the specific reasons for the denial, (ii) references to the Plan provisions upon which the denial is based, (iii) a description of any additional information or material necessary for perfection of the claim (together with an explanation why such material or information is necessary), (iv) an explanation of the Plan's appeals procedures, and (v) a statement of the Claimant's right to bring a civil action under Section 502(a) of ERISA if his or her claim is denied upon appeal.

          (c) In the case of a denial of a claim, a Claimant who wishes to appeal the decision shall follow the administrative procedures for an appeal as set forth in Section 7.11 below.

     7.11. Appeals Procedures. A Claimant who wishes to appeal the denial of his or her claim for benefits shall follow the administrative procedures for an appeal as set forth in this Section and shall exhaust such administrative procedures prior to seeking any other form of relief. Appeals shall be reviewed in accordance with the procedures established by the Committee subject to the following administrative procedures set forth in this Section.

          (a) In order to appeal a decision rendered with respect to his or her claim for benefits, a Claimant must file an appeal with the Committee in writing within 60 days following his or her receipt of the notice of denial with respect to the claim.

          (b) The Claimant's appeal may include written comments, documents, records and other information relating to his or her claim. The Claimant may review all pertinent documents and, upon request, shall have reasonable access to or be provided free of charge, copies of all documents, records, and other information relevant to his or her claim.

          (c) The Committee shall provide a full and fair review of the appeal and shall take into account all claim related comments, documents, records, and other information submitted by the Claimant without regard to whether such information was submitted or considered under the initial determination or review of the initial determination. Where appropriate, the Committee will overturn a notice of denial if it determines that an error was made in the interpretation of the controlling plan documents or if the Committee determines that an existing interpretation of the controlling plan documents should be changed on a prospective basis. In the event the Claimant is a subordinate, as determined by the Committee, to an individual conducting the review, such individual shall recuse himself or herself from the review of the appeal.

          (d) The Committee shall furnish the Claimant with written or electronic notice of the decision rendered with respect to an appeal within 60 days following receipt by the Committee of the appeal unless the Committee determines that special circumstances require an extension of time for processing the appeal. In the event an extension is necessary, written or electronic notice of the extension shall be furnished to the Claimant prior to the expiration of the initial 60 day period. The notice shall indicate the special circumstances requiring an extension of time and the date by which a final decision is expected to be rendered. In no event shall the period of the extension exceed 60 days from the end of the initial 60 day period.

          (e) In the case of a denial of an appeal, the written or electronic notice of such denial shall set forth (i) the specific reasons for the denial, (ii) references to the Plan provisions upon which the denial is based, (iii) a statement that the Claimant is entitled to receive, upon request and free of charge, reasonable access to, and copies of, all documents, records, and other information relating to his or her claim for benefits, and (iv) a statement of the Claimant's right to bring a civil action under Section 502(a) of ERISA.

     7.12. Limitation on Liability. Each of the fiduciaries under the Plan shall be solely responsible for its own acts and omissions and no fiduciary shall be liable for any breach of fiduciary responsibility resulting from the act or omission of any other fiduciary or person to whom fiduciary responsibilities have been allocated or delegated pursuant to Section 7.2 or 7.7, except as provided in Sections 405(a) and 405(c)(2)(A) or (B) of ERISA. Neither the Committee nor the Investment Subcommittee shall have responsibility over assets as to which management and control has been delegated to an Investment Manager appointed pursuant to Section 6.14 hereof or as to which management and control has been retained by the Trustee.

     7.13. Indemnification and Insurance. To the extent permitted by law, the Company shall indemnify and hold harmless the Committee, the Investment Subcommittee and each member thereof, the Board of Directors and each member thereof, and such other persons as the Board of Directors may specify, from the effects and consequences of his or her acts, omissions, and conduct in his or her official capacity in connection with the Plan and Trust. To the extent permitted by law, the Company may also purchase liability insurance for such persons.

     7.14. Compensation of Committees and Plan Expenses. Members of the Committee and the Investment Subcommittee shall serve as such without compensation unless the Board of Directors shall otherwise determine, but in no event shall any member of the Committee or Investment Subcommittee who is an Employee receive compensation from the Plan for his or her services as a member of the Committee or the Investment Subcommittee. All members shall be reimbursed for any necessary expenditures incurred in the discharge of duties as members of the Committee or the Investment Subcommittee. The compensation or fees, as the case may be, of all officers, agents, counsel, the Trustee or other persons retained or employed by the Committee or the Investment Subcommittee shall be fixed by the Committee, subject to approval by the Board of Directors. The expenses incurred in the administration and operation of the Plan, including but not limited to the expenses incurred by the members of the Committee or the Investment Subcommittee in exercising their duties, shall be paid by the Plan from the Trust Fund, unless paid by the Company, provided, however, that the Plan and not the Company shall bear the cost of interest and normal brokerage charges which are included in the cost of securities purchased by the Trust Fund (or charged to proceeds in the case of sales). If such expenses are to be paid by the Plan from the Trust Fund, the Investment Subcommittee may direct the Trustee to use forfeitures and dividends (and to sell the shares of Company Stock that represent such forfeitures or dividends) to pay such expenses.

     7.15. Resignation. Any member of the Committee or Investment Subcommittee may resign by giving fifteen (15) days notice to the Board of Directors, and any member shall resign forthwith upon receipt of the written request of the Board of Directors, whether or not said member is at that time the only member of the Committee or the Investment Subcommittee.

     7.16. Voting of Company Stock. Notwithstanding any other provision of the Plan to the contrary, the Trustee shall have no discretion or authority to vote Company Stock held in the Trust on any matter presented for a vote by the stockholders of the Company except in accordance with timely directions received by the Trustee either from the Committee or from Participants, depending on who has the right to direct the voting of such Company Stock as provided in the following provisions of this Section 7.16.

          (a) All Company Stock held in the Trust Fund shall be voted by the Trustee as the Committee directs in its absolute discretion, except as provided in this Section 7.16(a).

               (i) If the Sponsor has a registration-type class of securities (as defined in Code Section 409(e)(4)), then with respect to all corporate matters, (1) each Participant shall be entitled to direct the Trustee as to the voting of all Company Stock allocated and credited to his or her ESOP Account and (2) each Participant who is an Eligible Employee shall be entitled to direct the Trustee as to the voting of a portion of all Company Stock not allocated to the ESOP Accounts of Participants, with such portion equal to the total number of shares of such unallocated stock multiplied by a fraction the numerator of which is the number of shares of Company Stock allocated and credited to his or her ESOP account and the denominator of which is the total number of shares of Company Stock allocated and credited to all ESOP Accounts of Participants.

               (ii) If the Sponsor does not have a registration-type class of securities, then only with respect to such matters as the approval or disapproval of any corporate merger or consolidation, recapitalization, reclassification, liquidation, dissolution, sale of substantially all assets of trade or business, or such similar transactions as may be prescribed in Code Section 409(e)(4) and the regulations thereunder, (1) each Participant shall be entitled to direct the Trustee as to the voting of all Company Stock allocated and credited to his or her ESOP Account and (2) each Participant who is an Eligible Employee shall be entitled to direct the Trustee as to the voting of a portion of all Company Stock not allocated to the ESOP Accounts of Participants, with such portion determined in the same manner as under paragraph (a)(i) above.

          (b) To the extent there remains any residual fiduciary responsibility with respect to the voting of Company Stock after application of paragraph
     (a) above, the Trustee shall vote such Company Stock as directed by the Committee or as directed by an independent fiduciary if duly appointed by the Sponsor. To the extent the Committee or an independent fiduciary is required to exercise any residual fiduciary responsibility with respect to the voting of Company Stock, the Committee or independent fiduciary shall take into account in exercising its fiduciary judgment, unless it is clearly imprudent to do so, directions timely received from Participants, as such directions are most indicative of what action is in the best interests of Participants. Further, the Committee or independent fiduciary, in addition to taking into consideration any relevant financial factors bearing on any such decision, shall take into consideration any relevant non-financial factors, including, but not limited to, the continuing job security of Participants as employees of the Sponsor or any Affiliated Company, conditions of employment, employment opportunities and other similar matters, and the prospect of the Participants and prospective Participants for future benefits under the Plan.

          (c) All Participants entitled to direct such voting shall be notified by the Sponsor, pursuant to its normal communications with shareholders, of each occasion for the exercise of such voting rights within a reasonable time before such rights are to be exercised. Such notification shall include all information distributed to shareholders either by the Sponsor or any other party regarding the exercise of such rights. Such Participants shall be so entitled to direct the voting of fractional shares (or fractional interests in shares); provided, however, that the Trustee may, to the extent possible, vote the combined fractional shares (or fractional interests in shares) so as to reflect the aggregate direction of all Participants giving directions with respect to fractional shares (or fractional interests in shares). To the extent that a Participant shall fail to direct the Trustee as to the exercise of voting rights arising under Company Stock credited to his or her ESOP Account, such Company Stock shall not be voted unless the Trustee is directed otherwise as provided in paragraph (b) above. The Trustee shall maintain confidentiality with respect to the voting directions of all Participants.

          (d) Each Participant shall be a named fiduciary (as that term is defined in Section 402(a)(2) of ERISA) with respect to Company Stock for which he or she has the right to direct the voting under the Plan but solely for the purpose of exercising voting rights pursuant to this Section
     7.16 or certain Offers pursuant to Section 6.4.

          (e) In the event a court of competent jurisdiction shall issue an opinion or order to the Plan, the Committee, the Sponsor or the Trustee, which shall, in the opinion of counsel to the Committee, the Sponsor or the Trustee, invalidate under ERISA, in all circumstances or in any particular circumstances, any provision or provisions of this paragraph regarding the manner in which Company Stock held in the Trust shall be voted or cause any such provision or provisions to conflict with ERISA, then, upon notice thereof to the Committee, the Sponsor or the Trustee, as the case may be, such invalid or conflicting provisions of this Section shall be given no further force or effect. In such circumstances the Trustee shall continue to follow instructions received from Participants, to the extent such instructions have not been invalidated by such order or opinion. To the extent the Trustee is required by such opinion or order to exercise any residual fiduciary responsibility with respect to voting, the Sponsor shall appoint an independent fiduciary who shall exercise such residual fiduciary responsibility as provided in paragraph (b) above and shall direct the Trustee as to the manner in which Company Stock held by the Trustee shall be voted.

     7.17. Reliance Upon Documents and Opinions. The members of the Committee, the Investment Subcommittee, the Board of Directors, the Company and any person delegated to carry out any fiduciary responsibilities under the Plan (hereinafter a "delegated fiduciary"), shall be entitled to rely upon any tables, valuations, computations, estimates, certificates and reports furnished by any consultant, or firm or corporation which employs one or more consultants, upon any opinions furnished by legal counsel, and upon any reports furnished by the Trustee or any Investment Manager. The members of the Committee, the Investment Subcommittee, the Board of Directors, the Company and any delegated fiduciary shall be fully protected and shall not be liable in any manner whatsoever for anything done or action taken or suffered in reliance upon any such consultant, or firm or corporation which employs one or more consultants, Trustee, Investment Manager, or counsel. Any and all such things done or such action taken or suffered by the Committee, the Investment Subcommittee, the Board of Directors, the Company and any delegated fiduciary shall be conclusive and binding on all Employees, Participants, Beneficiaries, and any other persons whomsoever, except as otherwise provided by law. The Committee, the Investment Subcommittee, and any delegated fiduciary may, but are not required to, rely upon all records of the Company with respect to any matter or thing whatsoever, and may likewise treat such records as conclusive with respect to all Employees, Participants, Beneficiaries, and any other persons whomsoever, except as otherwise provided by law.

                                  ARTICLE VIII
                         AMENDMENT AND ADOPTION OF PLAN

     8.1. Right to Amend Plan. The Sponsor, by resolution of the Board of Directors, shall have the right to amend the Plan and Trust Agreement at any time and from time to time and in such manner and to such extent as it may deem advisable, including retroactively, subject to the following provisions:

          (a) No amendment shall have the effect of reducing any Participant's vested interest in the Plan or eliminating an optional form of distribution.

          (b) No amendment shall have the effect of diverting any part of the assets of the Plan to persons or purposes other than the exclusive benefit of the Participants or their Beneficiaries.

          (c) No amendment shall have the effect of increasing the duties or responsibilities of a Trustee without its written consent.

          (d) No amendment shall result in discrimination in favor of officers, shareholders, or other highly compensated or key employees.

     The Committee shall have the right to amend the Plan, subject to paragraphs
(a) through (d), in accordance with the provisions of Section 7.6(f).

     8.2. Adoption of Plan by Affiliated Companies. Subject to approval by the Board of Directors and consistent with the provisions of ERISA, an Affiliated Company may adopt the Plan for all or any specified group of its Eligible Employees by entering into an adoption agreement in the form and substance prescribed by the Committee. The adoption agreement may include such modification of the Plan provisions with respect to such Eligible Employees as the Committee approves after having determined that no prohibited discrimination or other threat to the qualification of the Plan is likely to result. The Board of Directors may prospectively revoke or modify an Affiliated Company's participation in the Plan at any time and for any or no reason, without regard to the terms of the adoption agreement, or terminate the Plan with respect to such Affiliated Company's Eligible Employees and Participants. By execution of an adoption agreement (each of which by this reference shall become part of the Plan), the Affiliated Company agrees to be bound by all the terms and conditions of the Plan.

                                   ARTICLE IX
                         DISCONTINUANCE OF CONTRIBUTIONS

     In the event the Company decides it is impossible or inadvisable for business reasons to continue to make contributions under the Plan, it may, by resolution of the Board of Directors, discontinue contributions to the Plan. Upon the permanent discontinuance of contributions to the Plan and notwithstanding any other provisions of the Plan, the rights of Participants shall become fully vested and nonforfeitable unless replaced by a comparable plan. The permanent discontinuance of contributions on the part of the Company shall not terminate the Plan as to the funds and assets then held in the Trust, or operate to accelerate any payments of distributions to or for the benefit of Participants or Beneficiaries, and the Trust shall continue to be administered in accordance with the provisions hereof until the obligations hereunder shall have been discharged and satisfied. If, at the time of discontinuance, there is any amount outstanding on an Exempt Loan, any amount remaining in the Exempt Loan Suspense Subfund shall be disposed of as provided in any applicable loan agreement.


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

                                    ARTICLE X
                             TERMINATION AND MERGER

     10.1. Right to Terminate Plan. In the event the Board of Directors decides it is impossible or inadvisable for business reasons to continue the Plan, then it may, by resolution, terminate the Plan. Upon and after the effective date of such termination, the Company shall not make any further contributions under the Plan. Upon the termination or partial termination of the Plan for any reason, the interest in the Trust of each affected Participant shall automatically become fully vested unless the Plan is continued after its termination by conversion of the Plan into a comparable Plan through Plan amendment or through merger. If, at the time of termination, there is any amount outstanding in an Exempt Loan, any amount remaining in the Exempt Loan Suspense Subfund shall be disposed of in a manner that provides for the repayment of amounts outstanding in any such Exempt Loan. After the satisfaction of all outstanding liabilities of the Plan to persons other than Participants and Beneficiaries, all unallocated assets shall be allocated to the ESOP Accounts of Eligible Participants as defined in Section 4.2(d) to the maximum extent permitted by law. The Trust Fund may not be fully or finally liquidated until all assets are allocated to ESOP Accounts; alternatively any unallocated assets may be transferred to another defined contribution plan maintained by the Sponsor or an Affiliated Company qualified under Code Section 401 where such assets shall be allocated among the accounts of Participants herein who are participants in such transferee plan. In no event, however, shall any part of the Plan revert to or be recoverable by the Company, or be used for or diverted to purposes other than for the exclusive benefit of the Participants or their Beneficiaries. Notwithstanding the foregoing, amounts held in the 415 Suspense Account may revert to the Company in accordance with Section 11.6.

     10.2. Effect on Trustee and Committee. The Trustee and the Committee shall continue to function as such for such period of time as may be necessary for the winding up of the Plan and for the making of distributions in the manner prescribed by the Board of Directors at the time of termination of the Plan.

     10.3. Merger Restriction. Notwithstanding any other provision in the Plan, the Plan shall not in whole or in part merge or consolidate with, or transfer its assets or liabilities to, any other plan unless each affected Participant in the Plan would (if such other plan then terminated) receive a benefit immediately after the merger, consolidation, or transfer which is equal to or greater than the benefit he or she would have been entitled to receive immediately before the merger, consolidation, or transfer (if the Plan had then terminated).

     10.4. Effect of Reorganization, Transfer of Assets or Change in Control.

          (a) In the event of a consolidation or merger of the Company, or in the event of a sale and/or any other transfer of the operating assets of the Company, any ultimate successor or successors to the business of the Company may continue the Plan in full force and effect by adopting the same by resolution of its board of directors and by executing a proper supplemental or transfer agreement with the Trustee.

          (b) In the event of a Change in Control (as herein defined), all Participants who were Participants on the date of such Change in Control shall become 100% vested in any amounts allocated to their ESOP Accounts on the date of such Change in Control and in any amounts allocated to their ESOP Accounts subsequent to the date of the Change in Control. Notwithstanding the foregoing, the Board of Directors may, at its discretion, amend or delete this paragraph (b) in its entirety prior to the occurrence of any such Change in Control. For the purpose of this paragraph
     (b) and prior to January 1, 2000, a "Change in Control" shall be as defined in the Plan prior to this restatement. On or after January 1, 2000, a "Change in Control" shall mean the following and shall be deemed to occur if any of the following events occur:

               (i) Any "person," as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") (a "Person"), is or becomes the "beneficial owner," as defined in Rule 13d-3 under the Exchange Act (a "Beneficial Owner"), directly or indirectly, of securities of the Sponsor representing (1) 20% or more of the combined voting power of the Sponsor's then outstanding voting securities, which acquisition is not approved in advance of the acquisition or within 30 days after the acquisition by a majority of the Incumbent Board (as hereinafter defined) or (2) 33% or more of the combined voting power of the Sponsor's then outstanding voting securities, without regard to whether such acquisition is approved by the Incumbent Board;

               (ii) Individuals who, as of the date hereof, constitute the Board of Directors (the "Incumbent Board"), cease for any reason to constitute at least a majority of the Board of Directors, provided that any person becoming a director subsequent to the date hereof whose election, or nomination for election by the Sponsor's stockholders, is approved by a vote of at least a majority of the directors then comprising the Incumbent Board (other than an election or nomination of an individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of the directors of the Sponsor, as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange
          Act) shall, for the purposes of THE Plan, be considered as though such person were a member of the Incumbent Board of the Sponsor;

               (iii) The consummation of a merger, consolidation or reorganization involving the Sponsor, other than one which satisfies both of the following conditions:

                    (A) a merger, consolidation or reorganization which would
               result in the voting securities of the Sponsor outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of another entity) at least 55% of the combined voting power of the voting securities of the Sponsor or such other entity resulting from the merger, consolidation or reorganization (the "Surviving Corporation") outstanding immediately after such merger, consolidation or reorganization and being held in substantially the same proportion as the ownership in the Sponsor's voting securities immediately before such merger, consolidation or reorganization, and

                    (B) a merger, consolidation or reorganization in which no
               Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Sponsor representing 20% or more of the combined voting power of the Sponsor's then outstanding voting securities; or

               (iv) The stockholders of the Sponsor approve a plan of complete liquidation of the Sponsor or an agreement for the sale or other disposition by the Sponsor of all or substantially all of the Sponsor's assets.

          Notwithstanding the preceding provisions of this paragraph (b), a Change in Control shall not be deemed to have occurred if the Person described in the preceding provisions of this paragraph (b) is (i) an underwriter or underwriting syndicate that has acquired any of the Sponsor's then outstanding voting securities solely in connection with a public offering of the Sponsor's securities, (ii) the Sponsor or any subsidiary of the Sponsor or (iii) an employee stock ownership plan or other employee benefit plan maintained by the Company or an Affiliated Company that is qualified under the provisions of the Code. In addition, notwithstanding the preceding provisions of this paragraph (b), a Change in Control shall not be deemed to have occurred if the Person described in the preceding provisions of this paragraph (b) becomes a Beneficial Owner of more than the permitted amount of outstanding securities as a result of the acquisition of voting securities by the Company or an Affiliated Company which, by reducing the number of voting securities outstanding, increases the proportional number of shares beneficially owned by such Person, provided, that if a Change in Control would occur but for the operation of this sentence and such Person becomes the Beneficial Owner of any additional voting securities (other than through the exercise of options granted under any stock option plan of the Sponsor or through a stock dividend or stock split), then a Change in Control shall occur.

          (c) In the event of a Change in Control (as defined in Section 10.4(b) above), the Company shall be required to repay in full, solely from its own funds and within thirty (30) days following the date of such Change in Control, all Exempt Loans and Substitute Loans outstanding on the date of the Change in Control. Notwithstanding any other provision of the Plan to the contrary, all assets (including Company Stock) and funds that released from the Exempt Loan Suspense Subfund on account of repayment by the Company under this Section 10.4(c) shall be allocated, for the Plan Year in which the Change in Control occurs, in accordance with the formula set forth herein (consistent with the requirements imposed under Article XI and other requirements of the Code). Under the formula for allocation set forth herein, assets and funds that are released shall be allocated to Employees who are Eligible Participants (as defined in Section 4.2(d)) as of the date of the Change in Control (or who would have been Eligible Participants but for their death, Disability or retirement at or after age 55 during the Plan Year) in the same ratio that each such Participant's Compensation for the Plan Year through the last pay period ending on or before the date of such Change in Control bears to the total Compensation of all such Participants for the Plan Year through their last pay periods ending on or before the date of such Change in Control.

          (d) For purposes of this Section 10.4, a Change of Control shall not be deemed to have occurred upon the distribution of the stock of Advanced Medical Optics, Inc. on June 29, 2002 by the Sponsor to its stockholders.

                                   ARTICLE XI
                            LIMITATION ON ALLOCATIONS

     11.1. General Rule.

          (a) The total Annual Additions under the Plan to a Participant's ESOP Account shall not exceed the lesser of:

               (i) Forty Thousand Dollars ($40,000), as adjusted for increases in the cost-of-living under Code Section 415(d); or

               (ii) One Hundred Percent (100%) of the Participant's Compensation (as defined in Section 11.5), from the Company for the Limitation Year.

     Notwithstanding the foregoing sentence, the compensation limit set forth in subparagraph (ii) shall not apply to any contribution for medical benefits after separation from service (within the meaning of Code Section 401(h) or Code Section 419A(f)(2)) which is otherwise treated as an Annual Addition.

          (b) For the purpose of this Article XI, the term "Company" shall mean the Sponsor and any Affiliated Company (determined by reference to Code
     Section 415(h)) whether or not such Affiliated Company has adopted the Plan pursuant to Section 8.2 and the term "Limitation Year" shall mean the Plan Year.

     11.2. Annual Additions. For purposes of Section 11.1, the term "Annual Additions" shall mean with respect to a Participant, for any Limitation Year with respect to the Plan, the sum of the amounts described below:

          (a) All amounts contributed or deemed contributed by the Company, except that the Annual Addition shall exclude the portion of the Company contribution representing interest on an Exempt Loan, provided that no more than one-third of the Company's contributions to the Trust Fund deductible under Code Section 404(a)(9) for a Limitation Year are allocated to Highly Compensated Employees.

          (b) All amounts contributed by the Participant.

          (c) Forfeitures allocated to such Participant. For purposes of this
     Section 11.2, forfeitures shall not include forfeitures of Company Stock acquired through the Trust Fund with the proceeds of an Exempt Loan, provided that no more than one-third of the Company's contributions to the Trust Fund deductible under Code Section 404(a)(9) for a Limitation Year are allocated to Highly Compensated Employees.

          (d) Any amounts allocated, after March 31, 1984, to an individual medical account as defined in Code Section 415(l)(2) established under a pension or annuity plan maintained by the Company.

          (e) Any amounts allocated for such Plan Year which amounts are derived from contributions paid or accrued after December 31, 1985, in taxable years ending after such date, which are attributable to post retirement medical benefits allocated to the separate account of a key employee (as defined in Code Section 419A(d)(3)) under a welfare benefit fund (as defined in Code Section 419(e)) maintained by the Company.

     11.3. Other Defined Contribution Plans. If the Company maintains any other defined contribution plan, then each Participant's Annual Additions under such defined contribution plan shall be aggregated with the Participant's Annual Additions under the Plan for the purposes of applying the limitations of Section 11.1.

     11.4. Adjustment for Excess Annual Additions. If as a result of the allocation of forfeitures, a reasonable error in estimating a Participant's Compensation, or under other limited facts and circumstances that the Commissioner of Internal Revenue finds justify the availability of the rules set forth in Regulation Section 1.415-6(b)(6), the Annual Additions on behalf of any Participant in a Limitation Year to the Plan and all other defined contribution plans maintained by the Company exceed the limitations set forth in Section 11.1, then excess Annual Additions shall be eliminated in accordance with the following rules and in the following order:

          (a) Excess Annual Additions shall be eliminated by reducing the allocation to the Participant's ESOP Account by the amount of the excess and treating such amount as a forfeiture under Section 5.3 hereof and reallocating such amount proportionately to the ESOP Accounts of other Participants receiving allocations for the Limitation Year up to the limits set forth in Section 11.1.

          (b) After each Participant's ESOP Account has been credited under paragraph (a) with an amount bringing his or her ESOP Account up to his or her maximum Annual Addition (determined under the provisions of this Article XI), any remaining excess Annual Addition shall be transferred and credited to a 415 Suspense Account established for the purpose of this
     Section 11.4.

          (c) Any amounts held in the 415 Suspense Account shall be treated as Company contributions and allocated to the ESOP Accounts of Eligible Participants (as defined in Section 4.2(d)) as of the last day of the next succeeding Plan Year in accordance with the allocation formula applicable to Company contributions provided in Section 4.2. The 415 Suspense Account shall be exhausted before any Company contributions shall be allocated to the ESOP Accounts of Participants subsequent to the date upon which any residue excess Annual Addition as described in paragraph (c) is credited to the 415 Suspense Account.

     11.5. Compensation. For the purpose of this Article XIII, Compensation shall mean a Participant's earned income, wages, salaries, fees for professional services, and other amounts received (without regard to whether or not an amount is paid in cash) for personal services actually rendered in the course of employment with the Company maintaining the Plan and shall be determined as described below:

          (a) Compensation shall include to the extent that the amounts are includible in gross income (including, but not limited to, commissions paid salespeople, compensation for services on the basis of a percentage of profits, commissions on insurance premiums, tips, bonuses, fringe benefits, and reimbursements or other expense allowances under a nonaccountable plan as described in Regulation 1.62-2(c)).

          (b) Compensation shall include any elective deferral as defined in Code Section 402(g)(3), any amount which is contributed or deferred by the Company at the election of the Employee that is excludable from an Employee's gross income under Code Sections 125 or 457 and, for Plan Years beginning on or after January 1, 1998, any elective amount that is excludable from an Employee's gross income under Code Section 132(f)(4).

          (d) Compensation shall not include (i) any employer contributions to a plan of deferred compensation which are not included in the Employee's gross income for the taxable year in which contributed, (ii) any distributions from a plan of deferred compensation, (iii) any amounts realized from the exercise of a non-qualified stock option or when restricted stock or property held by the Employee becomes either freely transferable or is no longer subject to a substantial risk of forfeiture under Code Section 83 if such option, stock, or property was granted to the Employee by the Company, (iv) any amounts realized from the sale, exchange, or other disposition of stock acquired under a qualified stock option, (v) any contribution for medical benefits (within the meaning of Code Section 419(f)(2) after termination of employment which is otherwise treated as an Annual Addition, and (vi) any amount otherwise treated as an Annual Addition under Code Section 415(l)(1).

          (d) Notwithstanding anything in the Plan to the contrary, Compensation shall be determined in accordance with Code Section 415(c)(3) as in effect for Plan Years beginning prior to January 1, 1998 where required by applicable law.

     11.6. Treatment of 415 Suspense Account Upon Termination. In the event the Plan shall terminate at a time when all amounts in the 415 Suspense Account have not been allocated to the ESOP Accounts of the Participants, the 415 Suspense Account amounts shall be applied as follows:

          (a) The amount in the 415 Suspense Account shall first be allocated, as of the Plan termination date, to Participants in accordance with the allocation formula applicable to Company contributions provided under
     Section 4.2(a).

          (b) If, after those allocations have been made, any further residue funds remain in the 415 Suspense Account, the residue may revert to the Company in accordance with applicable provisions of the Code, ERISA, and the regulations thereunder.


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

          (c) Notwithstanding paragraphs (a) and (b) above, in the event that termination of the plan occurs after a Change in Control, all amounts in the 415 Suspense Account shall be allocated to Participants only in accordance with Section 10.4 hereof, and no part of the 415 Suspense Account shall revert to or be recoverable by the Company, or be used for or diverted to purposes other than for the exclusive benefit of the Participants or their Beneficiaries.

                                   ARTICLE XII
                                 TOP-HEAVY RULES

     12.1. Applicability. Notwithstanding any provision in the Plan to the contrary, and subject to the limitations set forth in Section 12.6, the requirements of Sections 12.4 and 12.5 shall apply under the Plan in the case of any Plan Year in which the Plan is determined to be a Top-Heavy Plan under the rules of Section 12.3. For the purpose of this Article XII, the term "Company" shall mean the Sponsor and any Affiliated Company whether or not such Affiliated Company has adopted the Plan.

     12.2. Definitions. For purposes of this Article XII, the following special definitions and rules shall apply:

          (a) The term "Key Employee" means any Employee or former Employee (including any deceased Employee) who, at any time during the Plan Year that includes the Determination Date, was an officer of the Company having annual Compensation greater than $130,000 (as adjusted under Code Section 416(i)(1) for Plan Years beginning after December 31, 2002), a Five Percent Owner of the Company, or an One Percent Owner of the Company having annual Compensation of more than $150,000.

          (b) The term "Five Percent Owner" means any person who owns (or is considered as owning within the meaning of Code Section 318) more than 5% of the outstanding stock of the Company or stock possessing more than 5% of the total combined voting power of all stock of the Company.

          (c) The term "One Percent Owner" means any person who would be described in paragraph (b) if "1%" were substituted for "5%" each place where it appears therein.

          (d) The term "Non-Key Employee" means any Employee who is not a Key Employee.

          (e) The term "Determination Date" means, with respect to any plan year, the last day of the preceding plan year. In the case of the first plan year of any plan, the term "Determination Date" shall mean the last day of that plan year.

          (f) The term "Aggregation Group" means (i) each qualified plan of the Company in which at least one Key Employee participates or participated at any time during the determination period (regardless of whether the plan has terminated), and (ii) any other qualified plan of the Company which enables a plan described in clause (i) to meet the requirements of Code Sections 401(a)(4) or 410. Any plan not required to be included in an Aggregation Group under the preceding rules may be treated as being part of such group if the group would continue to meet the requirements of Code Sections 401(a)(4) and 410 with the plan being taken into account.

          (g) For purposes of determining ownership under paragraphs (a), (b) and (c) above, the following special rules shall apply: (i) Code Section 318(a)(2)(C) shall be applied by substituting "5%" for "50%", and (ii) the aggregation rules of Code Sections 414(b), (c) and (m) shall not apply, with the result that the ownership tests of this Section 12.2 shall apply separately with respect to each Affiliated Company.

          (h) The terms "Key Employee" and "Non-Key Employee" shall include their Beneficiaries, and the definitions provided under this Section 12.2 shall be interpreted and applied in a manner consistent with the provisions of Code Section 416(i) and the regulations thereunder.

          (i) For purposes of this Article XII, an Employee's Compensation shall be determined in accordance with the rules of Section 11.5.

     12.3. Top-Heavy Status

          (a) The term "Top-Heavy Plan" means, with respect to any Plan Year:

               (i) Any defined benefit plan if, as of the Determination Date, the present value of the cumulative accrued benefits under the plan for Key Employees exceeds 60% of the present value of the

               (ii) cumulative accrued benefits under the plan for all Employees; and

               (iii) Any defined contribution plan if, as of the Determination Date, the aggregate of the account balances of Key Employees under the plan exceeds 60% of the aggregate of the account balances of all Employees under the plan.

          In applying the foregoing provisions of this paragraph (a), the valuation date to be used in valuing Plan assets shall be (i) in the case of a defined benefit plan, the same date which is used for computing costs for minimum funding purposes, and (ii) in the case of a defined contribution plan, the most recent valuation date within a 12-month period ending on the applicable Determination Date.

          (b) Each plan maintained by the Company required to be included in an Aggregation Group shall be treated as a Top-Heavy Plan if the Aggregation Group is a Top-Heavy Group.

          (c) The term "Top-Heavy Group" means any Aggregation Group if the sum (as of the Determination Date) of (i) the present value of the cumulative accrued benefits for Key Employees under all defined benefit plans included in the group, and (ii) the aggregate of the account balances of Key Employees under all defined contribution plans included in the group exceeds 60% of a similar sum determined for all Employees. For purposes of determining the present value of the cumulative accrued benefit of any Employee, or the amount of the account balance of any Employee, such present value or amount shall be increased by the aggregate distributions made with respect to the


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

     Employee under the plan (including a terminated plan which, had it not been terminated, would have been aggregated with the plan under Code Section 416(g)(2)(A)(i))during the one year period ending on the Determination Date. In the case of distributions made for a reason other than separation from service, death, or disability, the preceding sentence shall be applied by substituting "5-year period" for "l -year period." Any rollover contribution or similar transfer initiated by the Employee and made after December 31, 1983, to a plan shall not be taken into account with respect to the transferee plan for purposes of determining whether such plan is a Top-Heavy Plan (or whether any Aggregation Group which includes such plan is a Top-Heavy Group).

          (d) If any individual is a Non-Key Employee with respect to any plan for any plan year, but the individual was a Key Employee with respect to the plan for any prior plan year, any accrued benefit for the individual (and the account balance of the individual) shall not be taken into account for purposes of this Section 12.3.

          (e) If any individual has not performed services for the Company at any time during the one year period ending on the Determination Date, any accrued benefit for such individual (and the account balance of the individual) shall not be taken into account for purposes of this Section 12.3.

          (f) In applying the foregoing provisions of this Section, the accrued benefit of a Non-Key Employee shall be determined (i) under the method, if any, which is used for accrual purposes under all plans of the Company and any Affiliated Companies, or (ii) if there is no such uniform method, as if such benefit accrued not more rapidly than the slowest accrual rate permitted under Code Section 411(b)(1)(C).

          (g) For all purposes of this Article XII, the definitions provided under this Section 12.3 shall be applied and interpreted in a manner consistent with the provisions of Code Section 416(g) and the regulations thereunder.

     12.4. Minimum Contributions. For any Plan Year in which the Plan is determined to be a Top-Heavy Plan, the minimum Company Contributions for that year shall be determined in accordance with the rules of this Section 12.4.

          (a) Except as provided below, the minimum contribution for each Non-Key Employee shall be not less than 3% of his or her compensation.

          (b) Subject to the following rules of this paragraph (b), the percentage set forth in paragraph (a) above shall not be required to exceed the percentage at which contributions are made (or are required to be made) under the Plan for the year for the Key Employee for whom the percentage is the highest for the year. This determination shall be made by dividing the contributions for each Key Employee by so much of his or her total compensation for the Plan Year as does not exceed the applicable Compensation limit. For purposes of this paragraph (b), all defined contribution plans required to be included in an Aggregation Group shall be treated as one plan. Notwithstanding the foregoing, the exceptions to paragraph (a) as provided under this paragraph (b) shall not


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

     apply to any plan required to be included in an Aggregation Group if the plan enables a defined benefit plan to meet the requirements of Code Sections 401(a)(4) or 410.

          (c) The Participant's minimum contribution determined under this
     Section 12.4 shall be calculated without regard to any Social Security benefits payable to the Participant.

          (d) In the event a Participant is covered by both a defined contribution and a defined benefit plan maintained by the Company, both of which are determined to be Top-Heavy Plans, the Company shall satisfy the minimum benefit requirements of Code Section 416 by providing (in lieu of the minimum contribution described in paragraph (a) above) a minimum benefit under the defined benefit plan so as to prevent the duplication of required minimum benefits hereunder.

     12.5. Minimum Vesting Rules. For any Plan Year in which it is determined that the Plan is a Top-Heavy Plan, the vesting schedule shall be the vesting schedule set forth in Section 5.2.

     12.6. Non-Eligible Employees. The rules of this Article XII shall not apply to any Employee included in a unit of employees covered by a collective bargaining agreement between employee representatives and one or more employers if retirement benefits were the subject of good faith bargaining between such employee representatives and the employer or employers.


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                                  ARTICLE XIII
                       RESTRICTION ON ASSIGNMENT OR OTHER
                           ALIENATION OF PLAN BENEFITS

     13.1. General Restrictions Against Alienation.

          (a) The interest of any Participant or his or her Beneficiary in the income, benefits, payments, claims or rights hereunder, or in the Trust Fund, shall not in any event be subject to sale, assignment, hypothecation, or transfer. Each Participant and Beneficiary is prohibited from anticipating, encumbering, assigning, or in any manner alienating his or her interest under the Trust Fund, and is without power to do so, except as may be permitted in connection with providing security for a loan from the Plan to the Participant pursuant to the provisions of the Plan as it may be amended from time to time. The interest of any Participant or Beneficiary shall not be liable or subject to his or her debts, liabilities, or obligations, now contracted, or which may hereafter be contracted, and such interest shall be free from all claims, liabilities, or other legal process now or hereafter incurred or arising. Neither the interest of a Participant or Beneficiary, nor any part thereof, shall be subject to any judgment rendered against any such Participant or Beneficiary. Notwithstanding the foregoing, a Participant's or Beneficiary's interest in the Plan may be subject to the enforcement of a Federal tax levy made pursuant to Code
     Section 6331 or the collection by the United States on a judgment resulting from an unpaid tax assessment.

          (b) In the event any person attempts to take any action contrary to this Article XIII, such action shall be null and void and of no effect, and the Company, the Committee, the Trustee and all Participants and their Beneficiaries, may disregard such action and are not in any manner bound thereby, and they, and each of them, shall suffer no liability for any such disregard thereof, and shall be reimbursed on demand out of the Trust Fund for the amount of any loss, cost or expense incurred as a result of disregarding or of acting in disregard of such action.

          (c) The foregoing provisions of this Section shall be interpreted and applied by the Committee in accordance with the requirements of Code
     Section 401(a)(13) and Section 206(d) of ERISA as construed and interpreted by authoritative judicial and administrative rulings and regulations.

     13.2. Qualified Domestic Relations Orders. The rules set forth in Section
13.1 above shall not apply with respect to a "Qualified Domestic Relations Order" as described below.

          (a) A "Qualified Domestic Relations Order" is a judgment, decree, or order (including approval of a property settlement agreement) that:

               (i) Creates or recognizes the existence of an Alternate Payee's right to, or assigns to an Alternate Payee the right to, receive all or a portion of the benefits payable under the Plan with respect to a Participant,


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

               (ii) Relates to the provision of child support, alimony payments, or marital property rights to a spouse, former spouse, child or other dependent of a Participant,

               (iii) Is made pursuant to a State domestic relations law (including a community property law), and

               (iv) Clearly specifies: (1) the name and last known mailing address (if any) of the Participant and the name and mailing address of each Alternate Payee covered by the order (if the Committee does not have reason to know that address independently of the order); (2) the amount or percentage of the Participant's benefits to be paid to each Alternate Payee, or the manner in which the amount or percentage is to be determined; (3) the number of payments or period to which the order applies; and (4) each plan to which the order applies.

          For purposes of this Section 13.2, "Alternate Payee" means any spouse, former spouse, child or other dependent of a Participant who is recognized by a domestic relations order as having a right to receive all, or a portion of, the benefits payable with respect to the Participant.

          (b) A domestic relations order is not a Qualified Domestic Relations Order if it requires:

               (i) The Plan to provide any type or form of benefit, or any option, not otherwise provided under the Plan;

               (ii) The Plan to provide increased benefits; or

               (iii) The payment of benefits to an Alternate Payee that are required to be paid to another Alternate Payee under a previous Qualified Domestic Relations Order.

          (c) A domestic relations order shall not be considered to fail to satisfy the requirements of paragraph (b)(i) above with respect to any payment made before a Participant has separated from service solely because the order requires that payment of benefits be made to an Alternate Payee:

               (i) On or after the date on which the Participant attains (or would have first attained) his or her earliest retirement age (as defined in Code Section 414(p)(4)(B));

               (ii) As if the Participant had retired on the date on which such payment is to begin under such order (but taking into account only the present value of accrued benefits and not taking into account the present value of any subsidy for early retirement benefits); and


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

               (iii) In any form in which such benefits may be paid under the Plan to the Participant (other than in the form of a joint and survivor annuity with respect to the Alternate Payee and his or her subsequent spouse).

          Notwithstanding the foregoing, if the Participant dies before his or her earliest retirement age (as defined in Section 414(p)(4)(B)), the Alternate Payee is entitled to benefits only if the Qualified Domestic Relations Order requires survivor benefits to be paid to the Alternate Payee.

          (d) To the extent provided in any Qualified Domestic Relations Order, the former spouse of a Participant shall be treated as a surviving Spouse of the Participant for purposes of applying the rules (relating to minimum survivor annuity requirements) of Code Sections 401(a)(11) and 417, and any current spouse of the Participant shall not be treated as a spouse of the Participant for such purposes.

          (e) In the case of any domestic relations order received by the Plan, the Committee shall promptly notify the Participant and any Alternate Payee named in the order that an order has been received and shall provide a copy of the Plan's procedures for determining the qualified status of domestic relations orders. An Alternate Payee may designate a representative for receipt of copies of notices and plan information that are sent to the Alternate Payee with respect to domestic relations order. Within a reasonable period after the receipt of the order, the Committee shall determine whether the order is a Qualified Domestic Relations Order and shall notify the Participant and each Alternate Payee of such determination.

          (f) The Committee shall establish reasonable procedures to determine the qualified status of domestic relations orders and to administer distributions under Qualified Domestic Relations Orders. During any period in which the issue of whether a domestic relations order is a Qualified Domestic Relations Order is being determined (by the Committee, by a court of competent jurisdiction, or otherwise), the Committee shall direct the Trustee to segregate in a separate account in the Plan (or in an escrow account) the amounts which would have been payable to the Alternate Payee during the period if the order had been determined to be a Qualified Domestic Relations Order. If within the 18 Month Period (as defined below), the order (or modification thereof) is determined to be a Qualified Domestic Relations Order, the Committee shall direct the Trustee to pay the segregated amounts (plus any interest thereon) to the person or persons entitled thereto. However, if within the 18 Month Period (i) it is determined that the order is not a Qualified Domestic Relations Order, or
     (ii) the issue as to whether the order is a Qualified Domestic Relations Order is not resolved, then the Committee shall direct the Trustee to pay the segregated amounts (plus any interest thereon) to the person or persons who would have been entitled to the amounts if there had been no order (assuming such benefits were otherwise payable). Any determination that an order is a Qualified Domestic Relations Order that is made after the close of the 18 Month Period shall be applied prospectively only. For purposes of this Section 13.2, the "18 Month Period" shall mean the 18 month period beginning with the date on which the first payment would be required to be made under the domestic relations order.


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

                                   ARTICLE XIV
                            MISCELLANEOUS PROVISIONS

     14.1. No Right of Employment Hereunder. The adoption and maintenance of the Plan and Trust shall not be deemed to constitute a contract of employment or otherwise between the Company and any Employee or Participant, or to be a consideration for, or an inducement or condition of, any employment. Nothing contained herein shall be deemed to give any Employee the right to be retained in the service of the Company or to interfere with the right of the Company to discharge, with or without cause, any Employee or Participant at any time, which right is hereby expressly reserved.

     14.2. Limitation on Company Liability. Any benefits payable under the Plan shall be paid or provided for solely from the Plan and the Company assumes no liability or responsibility therefor.

     14.3. Effect of Article Headings. Article headings are for convenient reference only and shall not be deemed to be a part of the substance of this instrument or in any way to enlarge or limit the contents of any Article.

     14.4. Gender. Masculine gender shall include the feminine and the singular shall include the plural unless the context clearly indicates otherwise.

     14.5. Interpretation. The provisions of the Plan shall in all cases be interpreted in a manner that is consistent with the Plan satisfying (a) the requirements of Code Section 401(a) and related statutes for qualification as a stock bonus plan and (b) the requirements of Code Section 4975(e)(7) and related statutes for qualification as an employee stock ownership plan and eligibility for the prohibited transaction exemption provided under Code Section 4975(d)(3) and its related statutes under ERISA.

     14.6. Withholding For Taxes. Any payments from the Trust Fund may be subject to withholding for taxes as may be required by any applicable federal or state law.

     14.7. California Law Controlling. All legal questions pertaining to the Plan which are not controlled by ERISA shall be determined in accordance with the laws of the State of California and all contributions made hereunder shall be deemed to have been made in that State.

     14.8. Plan and Trust as One Instrument. The Plan and the Trust Agreement shall be construed together as one instrument. In the event that any conflict arises between the terms and/or conditions of the Trust Agreement and the Plan, the provisions of the Plan shall control, except that with respect to the duties and responsibilities of the Trustee, the Trust Agreement shall control.


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     14.9. Invalid Provisions. If any paragraph, section, sentence, clause or phrase contained in the Plan shall become illegal, null or void or against public policy, for any reason, or shall be held by any court of competent jurisdiction to be incapable of being construed or limited in a manner to make it enforceable, or is otherwise held by such court to be illegal, null or void or against public policy, the remaining paragraphs, sections, sentences, clauses or phrases contained in the Plan shall not be affected thereby.

     14.10. Counterparts. This instrument may be executed in one or more counterparts each of which shall be legally binding and enforceable.


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

     IN WITNESS WHEREOF, Allergan, Inc. hereby executes this instrument, evidencing the terms of the Allergan, Inc. Employee Stock Ownership Plan as restated this 14th day of June, 2005.

ALLERGAN, INC.


By /s/ Roy J. Wilson
   ----------------------------------
   Roy J. Wilson
   Executive Vice President,
   Human Resources


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